As filed with the Securities and Exchange Commission on October 10, 2006

                                                  Registration No. 333-________


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-14

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                      [   ] Pre-Effective Amendment No. __
                     [   ] Post-Effective Amendment No. __


                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
               (Exact name of Registrant as specified in charter)

                 680 8[th] Street, Des Moines, Iowa 50392-0200
             (Address of Registrant's Principal Executive Offices)

                                  800-247-4123
              (Registrant's Telephone Number, Including Area Code)

                              Michael D. Roughton
                    Counsel, Principal Financial Group, Inc.
                        711 High Street, Suite 405 West
                          Des Moines, Iowa 50392-0200
                    (Name and Address of Agent for Service)

                        Copies of all communications to:

                                 John W. Blouch
                              Dykema Gossett PLLC
                              1300 I Street, N.W.
                          Washington, D.C. 20005-3353
                       202-906-8714; 202-906-8669 (Fax)


Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered: Class 1 common stock, par value $.01 per share.

No filing fee is due because an indefinite number of shares have been registered in reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on November 9, 2006, pursuant to Rule 488.

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-0200

                                                        November ___, 2006

Dear Shareholder:

         A Special Meeting of Shareholders of Principal Variable Contracts Fund, Inc. ("PVC") will be held at 680 8th Street, Des Moines, Iowa 50392-0200, on December 15, 2006 at ______ a.m., Central Time.

         At the Meeting, shareholders of the Equity Income Account (the "Acquired Fund") will be asked to consider and approve a proposed Plan of Reorganization (the "Plan") pursuant to which the Acquired Fund will be combined into the Equity Income Account I (the "Acquiring Fund").

         As an investor through a variable annuity contract or variable life insurance policy issued through Principal Life Insurance Company ("Principal Life"), you can instruct Principal Life as to how to vote on the proposal. At the special meeting of shareholders, Principal Life will vote on the proposal as instructed by you and other investors holding contracts or policies through Principal Life.

         Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the "Reorganization"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder's shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange on the closing date of the Reorganization. Shareholders of the Acquired Fund will receive Class 1 shares of the Acquiring Fund. If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur as of the close of regularly scheduled trading on the New York Stock Exchange on January 5, 2007.

         As you may know, on July 25, 2006, Principal Financial Group, Inc. and its subsidiary, Principal Management Corporation ("PMC"), the investment advisor to the Acquired and Acquiring Funds, entered into an agreement with Washington Mutual, Inc. to acquire all the outstanding stock of its subsidiary, WM Advisors, Inc. ("WMA"), and WMA's two subsidiaries, WM Funds Distributor, Inc. and WM Shareholder Services, Inc. (the "Transaction"). The Reorganization arises out of the Transaction, which contemplates combining the series of WM Variable Trust, each of which is advised by WMA, into PVC. This includes the reorganization of the WMVT Equity Income Fund into the Equity Income Account I, a newly-created series of PVC that was set up as the Acquiring Fund involved in the Reorganization described in the enclosed Proxy Statement/Prospectus to acquire the assets of both the WMVT Equity Income Fund and the Equity Income Account of PVC (collectively, the "WMVT Fund Reorganizations") (the WMVT Equity Income Fund is referred to herein as the "WMVT Acquired Fund"). The closing of the Transaction is expected to occur in the fourth quarter of this calendar year, subject to certain regulatory and other approvals.

         The reorganization of the Acquired Fund into the Acquiring Fund will not be effected unless the Acquiring Fund first acquires substantially all of the assets of the WMVT Acquired Fund.

         The Board of Directors of PVC has unanimously approved the Reorganization and concluded that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. The Acquiring Fund is a new fund, which has investment objectives and strategies that are identical to those of the WMVT Acquired Fund and substantially similar to those of the Acquired Fund. Accordingly, after the Reorganization, it should be reasonable for shareholders to have the same investment expectations. Shareholders in the Acquired Fund may benefit from the Acquiring Fund's larger asset base resulting from the addition of the WMVT Acquired Fund's assets. As a result of the Reorganization, the Acquiring Fund may have improved prospects for growth, may operate more efficiently and may have greater potential for attendant reductions in overall expenses.

         The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by any shareholder for federal income tax purposes as a result of the Reorganization. Finally, none of the Acquired Fund, the Acquiring Fund or their shareholders will incur any fees or expenses in connection with the Reorganization (other than trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible).

                                                    * * *

     Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a voting instruction card for the shares of the Acquired Fund attributable to your variable contract or policy as of October 6, 2006, the record date for the meeting. Please read these materials carefully. We urge you to complete and mail your voting instruction card(s) promptly in the enclosed postage-paid envelope, allowing sufficient time for receipt by December 15, 2006.

     THE BOARD OF DIRECTORS OF PVC UNANIMOUSLY RECOMMENDS THAT YOU INSTRUCT PRINCIPAL LIFE TO VOTE FOR THE PROPOSAL.

     YOUR VOTING INSTRUCTIONS ARE IMPORTANT. YOU CAN INSTRUCT PRINCIPAL LIFE HOW TO VOTE BY COMPLETING THE ENCLOSED VOTING INSTRUCTION CARD. A SELF-ADDRESSED POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.

         We appreciate your taking the time to respond to this important matter. If you have any questions regarding the Reorganization, please call our shareholder services department toll free at 1-800-247-4123.


                              Sincerely,

                              /s/ RALPH C. EUCHER
                              Ralph C. Eucher
                              President and Chief Executive Officer

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-0200



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders of the Equity Income Account:

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Equity Income Account, a series of Principal Variable Contracts Fund, Inc. ("PVC"), will be held at 680 8th Street, Des Moines, Iowa 50392-0200, on December 15, 2006 at _____ a.m., Central Time. The Meeting is being held to consider and vote on the following proposal as well as any other business that may properly come before the Meeting or any adjournment thereof:

Proposal Approval of a Plan of Reorganization providing for the reorganization of the Equity Income Account into the Equity Income Account I.

         A Proxy Statement/Prospectus providing information about the Proposal is included with this notice.

         The Board of Directors of PVC recommends that shareholders vote FOR the Proposal.

         Approval of the Proposal will require the affirmative vote of the holders of at least a "Majority of the Outstanding Voting Securities" (as defined in the accompanying Proxy Statement/Prospectus) of the Acquired Fund.

         Each shareholder of record at the close of business on October 6, 2006 is entitled to receive notice of and to vote at the Meeting.

         Please read the attached Proxy Statement/Prospectus.


                                       By order of the Board of Directors

                                       /s/ RALPH C. EUCHER
                                       Ralph C. Eucher
                                       President and Chief Executive Officer

November ___, 2006
Des Moines, Iowa

                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                 680 8th Street
                           Des Moines, Iowa 50392-0200

------------------------------------------------------------------

                           PROXY STATEMENT/PROSPECTUS
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 15, 2006

                        RELATING TO THE REORGANIZATION OF
           THE EQUITY INCOME ACCOUNT INTO THE EQUITY INCOME ACCOUNT I

     This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the "Board" or "Directors") of Principal Variable Contracts Fund, Inc. ("PVC") of proxies to be used at a Special Meeting of Shareholders of PVC to be held at 680 8th Street, Des Moines, Iowa 50392-0200, on December 15, 2006, at _______ a.m., Central Time (the "Meeting").

     All shares of the Acquired Fund are owned of record by sub-accounts of separate accounts ("Separate Accounts") of Principal Life Insurance Company ("Principal Life") established to fund benefits under variable annuity contracts and variable life insurance policies (each a "Contract") issued by Principal Life. Persons holding Contracts are referred to herein as "Contract Owners."

         At the Meeting, shareholders of the Equity Income Account , a series of PVC (the "Acquired Fund"), will be asked to consider and approve a proposed Plan of Reorganization (the "Plan") providing for the reorganization of the Acquired Fund into the Equity Income Account I, also a series of PVC (the "Acquiring Fund").

         Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the "Reorganization"). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder's shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on the closing date of the Reorganization. Shareholders of the Acquired Fund will receive Class 1 shares of the Acquiring Fund. If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on January 5, 2007 (the "Effective Time"). As described more fully below, the Reorganization is contingent on the Acquiring Fund first acquiring substantially all of the assets of the WMVT Equity Income Fund. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Plan of Reorganization, which is attached hereto as Appendix A.

         This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PVC contain additional information about the investments of the Acquired Fund, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected the Acquired Fund during its fiscal year ended December 31, 2005. Copies of these reports may be obtained at no charge by calling our shareholder services department toll free at 1-800-247-4123.

         A Statement of Additional Information dated November ___, 2006 (the "Statement of Additional Information") relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Proxy Statement/Prospectus. The Prospectuses and Statement of Additional Information of PVC (the "PVC Prospectus" and the "PVC SAI," respectively), each dated May 1, 2006 and as supplemented, have been filed with the SEC and, insofar as they relate to the Acquired Fund, are incorporated by reference into this Proxy Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PVC at the address noted above or by calling our shareholder services department toll free at 1-800-247-4123. You may also call our shareholder services department toll fee at 1-800-247-4123 if you have any questions regarding the Reorganization.

         PVC is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act") and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090). Such materials are also available on the SEC's EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC's Public Reference Room.

         The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

       The date of this Proxy Statement/Prospectus is November ___, 2006.

                                TABLE OF CONTENTS

                                                                           Page
Introduction        .........................................................  4
Overview of the Proposed Reorganization......................................  5
Proposal            Approval of a Plan of Reorganization providing for
                    the reorganization of the Equity Income Account into the
                    Equity Income Account I..................................  6
Risks of Investing in the Funds.............................................. 14
Hedging and Other Strategic Transactions..................................... 17
Certain Investment Strategies and Related Risks of the Acquiring Fund........ 18
Information About the Reorganization......................................... 24
                    Plan of Reorganization................................... 24
                    Reasons for the Reorganization........................... 25
                    Board Consideration of the Reorganization................ 25
                    Description of Securities to Be Issued................... 27
                    Federal Income Tax Consequences.......................... 27
Capitalization      ......................................................... 28
Additional Information About the Funds....................................... 28
                    Multiple Classes of Shares............................... 28
                    Pricing of Shares........................................ 28
                    Dividends and Distributions.............................. 29
                    Purchases and Redemptions of Shares...................... 29
                    Frequent Trading and Marketing Timing (Abusive
                       Trading Practices).................................... 29
Voting Information........................................................... 30
Outstanding Shares and Share Ownership....................................... 32
Financial Statements......................................................... 32
Legal Matters................................................................ 32
Other Information............................................................ 32

Appendix A           Plan of Reorganization..................................A-1
Appendix B           Debt Security Ratings...................................B-1

                                  INTRODUCTION

         This Proxy Statement/Prospectus is furnished in connection with the solicitation by PVC's Board of Directors (the "Board" or "Directors") of proxies to be used at a Special Meeting of Shareholders of the Acquired Fund to be held at 680 8th Street, Des Moines, Iowa 50392-0200, on December 15, 2006, at _____ a.m., Central Time (the "Meeting"). The purpose of the Meeting is for shareholders of the Acquired Fund to consider and vote upon the proposed reorganization of the Acquired Fund into the Acquiring Fund, each a series of PVC. All shareholders of record of the Acquired Fund at the close of business on October 6, 2006 (the "Record Date") are entitled to one vote for each share (and fractional votes for fractional shares) of the Acquired Fund held on the Record Date.

         Principal Variable Contracts Fund, Inc. and the Acquired and Acquiring Funds. PVC is a Maryland corporation and an open-end management investment company registered under the 1940 Act. PVC is a series mutual fund and, at the time of the Reorganization, will offer 41 separate series or funds, including the Acquired and Acquiring Funds (the "PVC Funds"). Presently, PVC issues only one class of shares but is authorized to issue two classes of shares, Class 1 and Class 2. Acquired Fund shareholders own Class 1 shares, which are sold to Separate Accounts. Class 1 shares are the only class of shares of the Acquired Fund affected by the Reorganization described in the Proxy Statement/Prospectus. Class 2 shares will commence operations at the effective time of the WMVT Fund Reorganization (defined below). At that time, Class 1 and Class 2 shares will be offered to Separate Accounts and to retirement plans.

         The sponsor of PVC is Principal Life, the investment advisor to each of the PVC Funds, including the Acquired and Acquiring Funds, is Principal Management Corporation ("PMC") and the principal underwriter for PVC is Princor Financial Services Corporation ("Princor"). Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and Princor are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. ("PFG"), a Delaware corporation and publicly owned financial services company. Their address is the Principal Financial Group, Des Moines, Iowa 50392-0200.

         Pursuant to a management agreement with PVC with respect to each of the Acquired and the Acquiring Funds, PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the management agreements, PMC has entered into sub-advisory agreements with sub-advisors as follows:

                                           Sub-Advisor(s)
     Acquired Fund       Principal Global Investors LLC ("Principal Global")
    Acquiring Fund            Washington Mutual Advisors, Inc. ("WMA")

As permitted by its sub-advisory agreement with PMC, Principal Global has entered into sub-sub-advisory agreements with Principal Real Estate Investors LLC ("Principal - REI") and Spectrum Asset Management, Inc. ("Spectrum") with respect to the Acquired Fund.

         Each of PMC, the sub-advisors and the sub-sub-advisors is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Under its sub-advisory agreement, each sub-advisor assumes the obligations of PMC to provide investment advisory services for a specific Fund. Sub-advisors to the Acquired and Acquiring Funds are compensated by PMC, not by the Funds. Under its sub-sub-advisory agreement, each sub-sub-advisor assumes the obligations of Principal Global to provide investment advisory services for a specified portion of the Acquired Fund's portfolio. The sub-sub-advisors are compensated by Principal Global, not by the Acquired Fund.

         Principal Global is an indirect wholly-owned subsidiary of PFG. Principal - REI, an indirect wholly-owned subsidiary of Principal Life and an affiliate of PMC, was founded in 2000. It manages investments for institutional investors, including Principal Life. As of December 31, 2005, Principal - REI, together with its affiliated asset management companies, had approximately $32.0 billion in assets under management. Principal - REI's address is 801 Grand Avenue, Des Moines, Iowa 50392. Spectrum is an indirect subsidiary of Principal Life and an affiliate of Principal Global and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, Connecticut 06905. As of December 31, 2005, Spectrum, together with its affiliated asset management companies, had approximately $13.2 billion in asset under management. WMA presently is an indirect wholly-owned subsidiary of Washington Mutual, Inc. ("WaMu"), a publicly-owned financial services company, and is located at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. As described in greater detail below, PFG has entered into an agreement to acquire WMA.

         The WMA Acquisition. On July 25, 2006, PFG and its subsidiary, PMC, entered into an agreement with WaMu and New American Capital, Inc. ("NAC"), a wholly-owned subsidiary of WaMu and the immediate parent of WMA, to acquire all the outstanding stock of WMA and WMA's two subsidiaries, WM Funds Distributor, Inc. ("WMFD") and WM Shareholder Services, Inc. ("WMSS") (the "Transaction"). The Reorganization described in this Proxy Statement/Prospectus arises out of the Transaction, which contemplates, among other things, the reorganization of the WMVT Equity Income Fund, a series of WM Variable Trust ("WMVT") that is advised by WMA (the "WMVT Acquired Fund"), into the Acquiring Fund (the "WMVT Fund Reorganization"). The closing of the Transaction is expected to occur in the fourth quarter of this calendar year, subject to certain regulatory and other approvals. After the Transaction, each of WMA, WMFD and WMSS will be an indirect wholly-owned subsidiary of PFG.

         The reorganization of the Acquired Fund into the Acquiring Fund will not be effected unless the Acquiring Fund first acquires substantially all of the assets of the WMVT Acquired Fund. In other words, completion of the Reorganization proposed for the Acquired Fund is contingent upon the consummation of the reorganization proposed for the WMVT Acquired Fund pursuant to the WMVT Fund Reorganization. One of the conditions to the closing of the WMVT Fund Reorganization is that PVC must obtain from the SEC an exemptive order under the 1940 Act that will permit it, subject to certain conditions, to sell its shares to fund both variable life insurance and variable annuity separate accounts, to fund separate accounts of unaffiliated insurance companies, to qualified retirement plans and to certain other persons. PVC has been selling its shares under circumstances that do not require that kind of exemptive relief. PVC, however, will have to obtain the exemptive relief, which is comparable to that which WMVT previously has obtained, in order to continue the business of WMVT after the closing of the WMVT Fund Reorganization. PVC has filed an application with the SEC requesting such relief. The WMVT Fund Reorganization will not close until the SEC has issued an order granting the exemptive relief that PVC requires in order to continue the business of WMVT after the closing of the WMVT Fund Reorganization.

         The impact of the WMVT Fund Reorganization on the Acquiring Fund is reflected in the information under the headings "Fees and Expenses of the Funds," "Proposal" and "Capitalization" below.

                     OVERVIEW OF THE PROPOSED REORGANIZATION

         At its meeting held on September 11, 2006, the Board of Directors, including all the Directors who are not "interested persons" (as defined in the 1940 Act) of PVC (the "Independent Directors"), approved a Plan of Reorganization (the "Plan") providing for the reorganization of the Acquired Fund into the Acquiring Fund. The Board of Directors concluded that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization. The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to Acquired Fund shareholders of Acquiring Fund shares; and (iii) the liquidation and termination of the Acquired Fund.

         As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder's shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the "Effective Time"). The closing date for the Reorganization is expected to be January 5, 2007. Shareholders of the Acquired Fund will receive Class 1 shares of the Acquiring Fund. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Plan of Reorganization, which is attached hereto as Appendix A.

         The Reorganization will permit PVC to substitute for the Acquired Fund an Acquiring Fund that the Board believes will better serve the interests of shareholders. The Acquiring Fund is a new fund, which has investment objectives and strategies that are identical to those of the WMVT Acquired Fund and are substantially similar to those of the Acquired Fund. Accordingly, after the Reorganization, it should be reasonable for shareholders to have the same investment expectations. The persons responsible for the day-to-day management of the WMVT Acquired Fund will be responsible for the day-to-day management of the Acquiring Fund. This is important to keep in mind because, for the one-and five-year periods ended December 31, 2005 as well as since each Fund's inception, the WMVT Acquired Fund has generated performance results that are superior to the returns of the Acquired Fund. Although past performance is no guarantee of future results, shareholders may want to compare the performance record of the Acquired Fund to the WMVT Acquired Fund's performance record because that information will provide an indication of the risks of investing in the Funds. Moreover, Acquired Fund shareholders may benefit from the Acquiring Fund's larger asset base resulting from the addition of the WMVT Acquired Fund's assets. As a result of the Reorganization, the Acquiring Fund may have improved prospects for growth, may operate more efficiently and may have greater potential for attendant reductions in overall expenses.

         The factors that the Board considered in deciding to approve the Reorganization are discussed below under "Information About the Reorganization - Board Consideration of the Reorganization."

         In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired Fund, the Acquiring Fund or any shareholder of the Acquired or Acquiring Funds. See "Information About the Reorganization -- Federal Income Tax Consequences."

         The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See "Additional Information About the Funds - Purchases and Redemptions of Shares."

         None of the Acquired Fund, Acquiring Fund or their shareholders will incur any fees or expenses in connection with the Reorganization (other than trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible).

                                    PROPOSAL

               APPROVAL OF A PLAN OF REORGANIZATION PROVIDING FOR
                 THE REORGANIZATION OF THE EQUITY INCOME ACCOUNT
                        INTO THE EQUITY INCOME ACCOUNT I

                         Overview of the Reorganization

         Shareholders of the Equity Income Account (the "Acquired Fund") are being asked to approve the reorganization of the Acquired Fund into the Equity Income Account I (the "Acquiring Fund"). For a summary discussion of the form and consequences of, and the reasons for, the Reorganization, see "Overview of the Proposed Reorganization."

         The Acquiring Fund is a new series of PVC that will commence operations at the effective time of the WMVT Fund Reorganization. Pursuant to the WMVT Fund Reorganization described under "Introduction" above, it is proposed that the WMVT Acquired Fund will be reorganized into the Acquiring Fund immediately before the Acquired Fund. Consummation of the reorganization of the Acquired Fund into the Acquiring Fund is contingent upon the consummation of the reorganization of the WMVT Acquired Fund into the Acquiring Fund.

                   Comparison of Acquired and Acquiring Funds

                               Equity Income Account                         Equity Income Account I
                                  (Acquired Fund)                               (Acquiring Fund)

Business:           A separate series of PVC.                    A separate series of PVC.

Net Assets as of    $125,530,636 (unaudited)                     None*
6/30/06:                                                         *The Acquiring
                                                                 Fund will
                                                                 commence
                                                                 operations upon
                                                                 the
                                                                 consummation of
                                                                 the
                                                                 Reorganization,
                                                                 which will
                                                                 occur
                                                                 immediately
                                                                 after
                                                                 consummation of
                                                                 the WMVT Fund
                                                                 Reorganization.
                                                                 At June 30,
                                                                 2006, the WMVT
                                                                 Acquired Fund
                                                                 had net assets
                                                                 of $325,061,000
                                                                 (unaudited).

Investment          PMC                                          PMC
Advisor:

Sub-Advisor:        Principal Global                             WMA


Portfolio Manager:  Dirk Laschanzky, CFA.  As a portfolio        Joseph T. Suty, CFA.  Mr. Suty, Vice President
                    manager at Principal Global, Mr.             and Senior Portfolio Manager of WMA, has been
                    Laschanzky is responsible for asset          responsible for the day-to-day management of
                    allocation and provides advice to clients    the Acquiring Fund since October 2005.  Prior
                    concerning their portfolios across all       to joining WMA in September 2005, Mr. Suty
                    asset classes.  Prior to joining Principal   managed personal and foundation portfolios
                    Global in 1997, he was a portfolio manager   from January 2005 until August 2005.  From
                    and analyst for over seven years at AMR      December 1991 until December 2004, Mr. Suty
                    Investment Services where he managed         was a portfolio manager of large-cap value
                    short-term money market funds and was        stocks at Washington Capital Management, Inc.,
                    responsible for American Airlines' pension   where he was a principal and director of the
                    plan investment management.  He also         firm.
                    served as a financial analyst for American
                    Airlines.  He received an MBA and BA, both
                    in Finance, from the University of Iowa.
                    He has earned the right to use the
                    Chartered Financial
                    Analyst designation.

Sub-Sub-Advisors:   Principal - REI
                    Spectrum

Portfolio           Kelly D. Rush, CFA.  Mr. Rush directs the
Managers:           Real Estate Investment Trust (REIT)
                    activity for a member company of the Principal Financial
                    Group. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

                    L. Phillip Jacoby. Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum's Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer at USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned his BS in Finance from Boston University.

                    Bernard M. Sussman. Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and head of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor's degree in Industrial Relations from Cornell University.

Investment          The Acquired Fund seeks to achieve high      The Acquiring Fund seeks to provide a
Objective:          current income and long-term growth of       relatively high level of current income and
                    income and capital.                          long-term growth of income and capital.


Principal           The Acquired Fund seeks to achieve its       The Acquiring Fund invests primarily (normally
Investment          objective by investing primarily in equity   at least 80% of its net assets, plus any
Strategies:         securities (such as common stocks),          borrowings for investment purposes) in
                    preferred securities, shares of real         dividend-paying common stocks and preferred
                    estate investment trusts (REITs) and         stocks.
                    convertible securities.  In selecting
                    securities, Principal Global places an       In selecting investments for the Acquiring
                    emphasis on securities with potentially      Fund, WMA looks for investments that provide
                    high dividend yields. Under normal market    regular income in addition to some opportunity
                    conditions, the Acquired Fund invests at     for capital appreciation.  Equity investments
                    least 80% of its assets in equity            are typically made in "value" stocks currently
                    securities.  The Acquired Fund may invest    selling for less than WMA believes they are
                    up to 20% of its assets in securities of     worth.
                    foreign companies.
                                                                 The Acquiring Fund may:
                    When determining how to invest the
                    Acquired Fund's assets in equity             --invest in fixed-income securities of any
                    securities, Principal Global seeks stocks    maturity, including mortgage-backed
                    that it believes are undervalued in the      securities, U.S. government securities, and
                    marketplace at the time of purchase.         asset-backed securities;
                    Securities for the Acquired Fund are
                    selected by consideration of the quality      --invest up to 20% of its assets in
                    and price of individual issuers rather       below-investment-grade fixed-income securities
                    than forecasting stock market trends.  The   (sometimes called "junk bonds");
                    selection process focuses on:
                                                                 --purchase or sell U.S. government securities
                    -- the determination that a stock is         or collateralized mortgage obligations on a
                    selling below its fair market value;         "when-issued" or "delayed-delivery" basis in
                                                                 an aggregate of up to 20% of the market value
                    -- an early recognition of changes in a      of its total net assets;
                    company's underlying fundamentals;
                                                                 --invest up to 20% of its assets in REIT
                    -- an evaluation of the sustainability of    securities; and
                    fundamental changes; and
                                                                 --invest up to 25% of its assets in U.S.
                    -- monitoring a stock's behavior in the      dollar-denominated securities of foreign
                    market.                                      issuers.

                    The equity investment philosophy of          --may write (sell) covered call options.
                    Principal Global is based on the belief
                    that superior stock selection is the key
                    to consistent out-performance.  Principal
                    Global believes superior stock selection
                    may be achieved by a combination of
                    systematically evaluating company
                    fundamentals and in-depth original
                    research.  Principal Global focuses on
                    four critical drivers of stock
                    performance:  improving business
                    fundamentals; sustainable competitive
                    advantages; rising investor expectations;
                    and attractive relative valuation.  To
                    leverage its stock selection skills as the
                    primary drivers of relative performance,
                    Principal Global seeks to maximize global
                    information advantages and neutralize
                    unintended portfolio risks.

                    Principal Global focuses its stock selection on established companies that it believes have a sustainable competitive advantage. Principal Global constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Acquired Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Portfolio           The Acquired Fund's portfolio turnover       The WMVT Acquired Fund's portfolio turnover
Turnover Rates:     rates were:                                  rates were:*

                    -- 97.5% for the six months ended 6/30/06    -- 36% for the six months ended 6/30/06
                    (unaudited) (annualized);                    (unaudited);
                    -- 84.7% for the fiscal year ended           -- 46% for the fiscal year ended 12/31/05; and
                    12/31/05; and                                -- 26% for the fiscal year ended 12/31/04.
                    -- 137.2% for the fiscal year ended
                    12/31/04.                                    *The Acquiring Fund will commence operations
                                                                 upon the
                                                                 consummation of
                                                                 the
                                                                 Reorganization,
                                                                 which will
                                                                 occur
                                                                 immediately
                                                                 after
                                                                 consummation of
                                                                 the WMVT Fund
                                                                 Reorganization.
                                                                 The investment
                                                                 objectives and
                                                                 strategies of
                                                                 the Acquiring
                                                                 Fund are
                                                                 identical to
                                                                 those of the
                                                                 WMVT Acquired
                                                                 Fund.

Hedging and Other   Both the Acquired Fund and the Acquiring Fund are authorized to use derivative instruments
Strategic           (financial arrangements the value of which is based on, or derived from, a security, asset
Transactions:       or market index) such as options, futures contracts, options on futures contracts and swaps to hedge against changing interest rates, security prices or currency exchange rates and for other strategic purposes.

Temporary           For temporary defensive purposes in times of unusual or adverse market conditions, both the
Defensive           Acquired Fund and the Acquiring Fund may invest in cash and cash equivalents.  In taking
Investing:          such defensive measures, either Fund may fail to achieve its investment objective.

               Comparison of Investment Objectives and Strategies

         The investment objectives and principal investment strategies of the Acquired and Acquiring Funds are substantially similar. Both seek high current income and long-term growth of income and capital. Both Funds pursue their objectives by investing primarily in equity securities, such as common and preferred stock and shares of real estate investment trusts, that provide for regular income and the potential for capital appreciation. Both the Acquired and Acquiring Funds employ a value investing approach, seeking out investment opportunities that their respective sub-advisors believe are undervalued in the marketplace. While the Acquired Fund may invest up to 20% of its assets in foreign companies, the Acquiring Fund may invest up to 25% of its assets in U.S. dollar denominated securities of foreign issuers. In addition, the Acquiring Fund may invest up to 20% of its assets in fixed-income securities of any maturity, including below-investment grade fixed-income securities.

         Additional information about the investment strategies and the types of securities in which the Acquired and Acquiring Funds may invest is contained in, respectively, the PVC SAI and the Statement of Additional Information.

         The investment objective of each Fund may be changed by the Board without shareholder approval.

         The PVC SAI and the Statement of Additional Information provide further information about the portfolio manager(s) for the respective Funds, including information about compensation, other accounts managed and ownership of fund shares.

         The various hedging strategies available to the Funds are described in more detail below under "Hedging and Other Strategic Transactions."

         For an explanation of debt security ratings, see Appendix B to this Proxy Statement/Prospectus.

                    Comparison of Principal Investment Risks

         In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Funds have substantially similar investment objectives and strategies as described above, they have substantially the same risks. These include, in addition to credit and counterparty risk, liquidity risk, market risk and management risk, which are common to all funds, the following risks:

Risks Applicable to Both Funds:
-- Equity Securities Risk             -- Value Stock Risk                   -- Foreign Securities Risk
-- Exchange Rate Risk                 -- Real Estate Securities Risk        -- Derivatives Risk
-- Prepayment or Call Risk            -- Fund-of-Funds Risk

Additional Risks Applicable
to the Acquiring Fund:
-- Fixed-Income Securities Risk       -- U.S. Government Securities Risk    -- High Yield Securities Risk
-- Small Company Risk

         All of the above named risks are more fully described below under "Risks of Investing in the Funds."

         Certain risks of investing in the Acquiring Fund are more fully described under the heading "Certain Investment Strategies and Related Risks of the Acquiring Fund" in this Proxy Statement/Prospectus and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the PVC Prospectus and the PVC SAI.

                         Fees and Expenses of the Funds

         The table below compares the fees and expenses of the Class 1 shares of the Acquired and Acquiring Funds. The expense ratios and examples below do not reflect fees and expenses of any Contract issued by Principal Life that may use PVC as an underlying investment medium. If such fees and expenses had been reflected, the expense ratios and shareholder expenses would be higher.

Fees and Expenses as a % of average daily net assets

         The following table shows: (a) the ratios of expenses to average net assets of the Class 1 shares of the Acquired Fund for the fiscal year ended December 31, 2005; and (b) the pro forma combined expense ratios of the Class 1 shares of the Acquiring Fund for the fiscal year ending December 31, 2007 assuming both the Reorganization and the WMVT Fund Reorganization. The Acquiring Fund is a new series of PVC that will commence operations at the effective time of the WMVT Fund Reorganization, which is scheduled to occur immediately before the Reorganization.

                                        Annual Fund Operating Expenses

                                                        Management           Other           Total Operating
                                                           Fees            Expenses             Expenses
(a) Equity Income Account  (Acquired Fund)                0.60%              0.06%                0.66%

(b) Equity Income Account I(1)(2) (Acquiring Fund)        0.52%              0.01%                0.53%
(Pro forma estimated expenses assuming WMVT Fund
Reorganization)

_______________________
(1) The Acquiring Fund will not issue shares prior to the effective time of the WMVT Fund Reorganization, which is scheduled to occur immediately before the Reorganization. The estimated expenses for the year ending December 31, 2007 shown in the table are based on the fees which will be in effect and on the other expenses which it is estimated the Acquiring Fund will incur subsequent to the Effective Time of the Reorganization. The fees and expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis after the Reorganization. They are likely to be different from the expenses of the Acquiring Fund for financial reporting purposes for the fiscal year ending December 31, 2007 because, assuming the WMVT Fund Reorganization is consummated, the Acquiring Fund will carry forward the financial statements of the WMVT Acquired Fund and report historical information of the WMVT Acquired Fund for periods prior to the Effective Time of the Reorganization as its own.

(2) PMC has contractually agreed to limit the Acquiring Fund's expenses attributable to Class 1 shares and, if necessary, pay expenses normally payable by the Acquiring Fund, through the period ending February 28, 2008. The expense limit will maintain for Class 1 shares a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.66%.


Examples: The following examples are intended to help you compare the costs of investing in Class 1 shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular Fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The examples should not be considered a representation of future expenses of the Acquired or Acquiring Fund. Actual expenses may be greater or less than those shown.

                                                             1 Year      3 Years      5 Years     10 Years
                                                             ------      -------      -------     --------
Equity Income Account  (Acquired Fund)                        $67          $211        $368         $822

Equity Income Account I  (Acquiring Fund)                     $54          $170        $296         $665
(Pro forma estimated expenses assuming WMVT Fund
Reorganization)

Investment Management Fees/Sub-Advisory Arrangements

         The Acquired Fund and the Acquiring Fund each pay their investment advisor, PMC, an advisory fee, which is calculated as a percentage of each Fund's average daily net assets pursuant to the following fee schedules:

         Equity Income Account                  Equity Income Account I
            (Acquired Fund)                        (Acquiring Fund)
            ---------------                        ----------------
   0.60% of the first $100 million;        0.60% of the first $100 million;
    0.55% of the next $100 million;         0.55% of the next $100 million;
    0.50% of the next $100 million;         0.50% of the next $100 million;
  0.45% of the next $100 million; and     0.45% of the next $100 million; and
 0.40% of the excess over $400 million   0.40% of the excess over $400 million
     of average daily net assets.            of average daily net assets.

         Principal Global, Principal - REI and Spectrum directly manage the assets of the Acquired Fund as its sub-advisor and sub-sub-advisors. Assuming approval of the WMVT Fund Reorganization, WMA will manage the assets of the Acquiring Fund as its sub-advisor. For its services as sub-advisor to the Acquiring Fund, WMA will be paid a sub-advisory fee by PMC, not by the Acquiring Fund.

         A discussion of the basis of the Board of Directors' approval of the advisory and sub-advisory agreements with respect to the Acquired Fund is available in PVC's Annual Report to Shareholders for the fiscal year ended December 31, 2005.

                                   Performance

         Performance information for the Acquiring Fund is not presented because the Acquiring Fund has not yet commenced operations. Assuming the WMVT Fund Reorganization is approved, the Acquiring Fund, after the Reorganization, will assume the historical performance of the Class 1 shares of the WMVT Acquired Fund as the historical performance of the Class 1 shares of the Acquiring Fund for periods prior to the Effective Time of the Reorganization. Accordingly, for comparison purposes, the information below also shows performance information for the Class 1 shares of the WMVT Acquired Fund. The performance information in the bar charts and tables below does not reflect fees and expenses of any variable contract which may use PVC or WMVT as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

         The bar charts below show how each Fund's total return has varied year-by-year, while the tables below show each Fund's performance over time (along with the returns of a broad-based market index and, in the case of the Acquired Fund, an index of funds with similar investment objectives for reference). This information may help provide an indication of each Fund's risks. Past performance does not indicate future results.

Year-By-Year Total Return (%) as of 12/31 Each Year

[INSERT BAR CHART ACQUIRED FUND]

-------- ----------- ----------- ----------- ---------- ---------- -----------
2.29%    19.18%      -27.70%     -12.61%     13.83%     17.60%     8.67%
-------- ----------- ----------- ----------- ---------- ---------- -----------
-------- ----------- ----------- ----------- ---------- ---------- -----------
1999     2000        2001        2002        2003       2004       2005
-------- ----------- ----------- ----------- ---------- ---------- -----------

The year-to-date return as of September 30, 2006 is 13.64%

Highest return for a quarter during the period of the bar chart above:
        Q3 `00            18.18%

Lowest return for a quarter during the period of the bar chart above:
        Q3 `01           -16.65%

[INSERT BAR CHART WMVT ACQUIRED FUND]

--------- ----------- ----------- ----------- ---------- ---------- -----------
2.49%     17.19%      7.92%       -12.51%     30.10%     19.12%     10.27%
--------- ----------- ----------- ----------- ---------- ---------- -----------
--------- ----------- ----------- ----------- ---------- ---------- -----------
1999      2000        2001        2002        2003       2004       2005
--------- ----------- ----------- ----------- ---------- ---------- -----------

The year-to-date return as of September 30, 2006 is 10.67%

Highest return for a quarter during the period of the bar chart above:
         Q2 `03            15.69%

Lowest return for a quarter during the period of the bar chart above:
         Q3 `02           -14.67%

Average Annual Total Returns (%) for periods ended December 31, 2005

                                                    Past     Past     Since
                                                   1 Year  5 Years  Inception(1)
                                                   ------  -------  ---------
Equity Income Account (Acquired Fund)              8.67%    -1.67%     3.40%
Russell 1000 Value Index*                          7.05%    5.28%      5.69%
Morningstar Moderate Allocation Category Average*  5.29%    2.93%      4.29%
WMVT Equity Income Fund (WMVT Acquired Fund)(2)    10.27%   10.04%     9.42%
S&P 500*                                           4.91%    0.54%      3.09%
S&P 500/Barra Value Index*                         6.33%    2.53%      4.26%
------------------
* Indices are unmanaged and individuals cannot invest directly in an index. Index performance does not reflect deductions for fees, expenses or taxes.

(1) The inception dates of the Acquired Fund and the WMVT Acquired Fund are, respectively, May 1, 1998 and April 28, 1998.

(2) The WMVT Acquired Fund's performance in 1998 benefited from the agreement of WMA and its affiliates to limit the Fund's expenses.

                         RISKS OF INVESTING IN THE FUNDS

         The principal risks of investing in the Acquired Fund and the Acquiring Fund are stated above. Each of these risks is summarized below. The risks of investing in the Acquiring Fund are further described under the heading "Certain Investment Strategies and Related Risks of the Acquiring Fund" in this Proxy Statement/Prospectus and the Statement of Additional Information. The risks of investing in the Acquired Fund are more fully described in the PVC Prospectus and the PVC SAI.

Credit and Counterparty Risk

         Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio's securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Derivatives Risk

         Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund's use of certain derivative instruments (such as options, futures and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

Equity Securities Risk

         Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

Exchange Rate Risk

         Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Fixed-Income Securities Risk (Acquiring Fund)

     Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

         Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

         Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

Foreign Securities Risk

         Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation and foreign exchange restrictions could adversely affect a fund's investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

Fund-of-Funds Risk

         In connection with the WMVT Fund Reorganization, PVC will acquire other funds that operate as funds-of-funds (the "PVC SAM Funds"), which will invest principally in other PVC Funds, including the Acquiring Fund. In addition, PVC has six series, the LifeTime Accounts, that operate as funds-of-funds and invest principally in other PVC Funds. From time to time, an underlying fund, such as the Acquiring Fund, may experience relatively large investments or redemptions by a fund of funds due to reallocations or rebalancings of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expenses for that fund.

         WMA currently serves as advisor to the WMVT SAM Funds and will serve as sub-advisor to the PVC SAM Funds after the WMVT Fund Reorganization. Principal Global serves as the sub-advisor to the PVC LifeTime Accounts. Principal Global and WMA are committed to minimizing the potential impact of fund-of-funds risk on underlying funds to the extent consistent with pursuing the investment objectives of the funds-of-funds which they manage. To the extent Principal Global or WMA manages, as advisor or sub-advisor, both a fund-of-funds and certain of its underlying funds, Principal Global and WMA may face conflicts of interest in fulfilling their responsibilities to all such funds. As of December 31, 2005, the five WMVT SAM Funds owned, in the aggregate, 55.4% of the outstanding shares of the WMVT Equity Income Fund. As of December 31, 2005, the PVC LifeTime Accounts owned, in the aggregate, 3.3% of the outstanding shares of the Acquired Fund.

High Yield Securities Risk (Acquiring Fund)

         Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

Liquidity Risk

         A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk

         The Acquired and Acquiring Funds are actively managed by their sub-advisors. The performance of a fund that is actively managed will reflect in part the ability of its portfolio manager(s) to make investment decisions that are suited to achieving the fund's investment objective. If the sub-advisor's investment strategies do not perform as expected, the fund could underperform other mutual funds with similar investment objectives or lose money.

Market Risk

         The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market.

Prepayment or Call Risk

         Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, a fund may have to reinvest the proceeds in securities with lower rates. In addition, a fund's appreciation may be limited by issuer call options having more value during times of declining interest rates.

Real Estate Securities Risk

         Real estate investments trusts (REITs) or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:

o may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));

o may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);

o    are subject to cash flow dependency and defaults by borrowers; and

o could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.

Small Company Risk (Acquiring Fund)

         Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

U.S. Government Securities Risk (Acquiring Fund)

         U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of a fund's securities do not affect interest income on securities already held by the fund but are reflected in the fund's price per share. Since the magnitude of these fluctuations generally is greater at times when a fund's average maturity is longer, under certain market conditions a fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Value Stock Risk

         A fund's investments in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. A fund's strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

                    HEDGING AND OTHER STRATEGIC TRANSACTIONS

        Each of the Acquired and Acquiring Funds is authorized to use a variety of investment strategies. These strategies will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the Fund. Hedging refers to protecting against possible changes in the market value of securities a Fund already owns or plans to buy or protecting unrealized gains in the Fund. These strategies may also be used to gain exposure to a particular securities market. The hedging and other strategic transactions which may be used are described below:

o exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed income indices and other financial instruments,
o    financial futures contracts (including stock index futures),
o    interest rate transactions,* and
o    currency transactions.**

* A Fund's interest rate transactions may take the form of swaps, caps, floors and collars.

** A Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

        Collectively, these transactions are referred to in this Proxy Statement/Prospectus as "Hedging and Other Strategic Transactions." Hedging and Other Strategic Transactions may be used for the following purposes:

o to attempt to protect against possible changes in the market value of securities held or to be purchased by a Fund resulting from securities markets or currency exchange rate fluctuations,
o    to protect a Fund's unrealized gains in the value of its securities,
o    to facilitate the sale of a Fund's securities for investment purposes,
o    to manage the effective maturity or duration of a Fund's securities,
o to establish a position in the derivatives markets as a substitute for purchasing or selling securities in a particular market, or
o to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

        The ability of a Fund to utilize Hedging and Other Strategic Transactions successfully will depend in part on its sub-advisor's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize Hedging and Other Strategic Transactions are different from those needed to select a Fund's securities. While a sub-advisor will use Hedging and Other Strategic Transactions in a Fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful it could result in a loss to the Fund. These transactions may also increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed a Fund's initial investment in such contracts. In addition, these transactions could result in a loss to the Fund if the counterparty to the transaction does not perform as promised.

                        CERTAIN INVESTMENT STRATEGIES AND
                       RELATED RISKS OF THE ACQUIRING FUND

         This section provides information about certain investment strategies and related risks of the Acquiring Fund. The Statement of Additional Information contains additional information about investment strategies and their related risks.

Market Volatility

         Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Repurchase Agreements and Loaned Securities

         The Acquiring Fund may invest a portion of its assets in repurchase agreements, although this is not a principal investment strategy. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected fund bears a risk of loss. To minimize such risks, the fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

         The Acquiring Fund may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve risk of loss to a fund if the counterparty should fail to return such securities to the fund upon demand or if the counterparty's collateral invested by the fund declines in value as a result of investment losses.

Reverse Repurchase Agreements

         The Acquiring Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a fund will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements only with parties that the sub-advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the fund, although the fund's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

Currency Contracts

         The Acquiring Fund may enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. The fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the fund (denominated or generally quoted or currently convertible into the currency).

         Hedging is a technique used in an attempt to reduce risk. If the fund's sub-advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investment strategy, these techniques could result in a loss. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.

Forward Commitments

         The Acquiring Fund may enter into forward commitment agreements, although this is not a principal investment strategy. These agreements call for the fund to purchase or sell a security on a future date at a fixed price. The Fund may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants

         The Acquiring Fund may invest in warrants, although this is not a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

High Yield Securities

         The Acquiring Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by PMC or the sub-advisor. Such securities are sometimes referred to as high yield or "junk" bonds and are considered speculative.

         Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

         Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the fund were investing in higher quality bonds.

         High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a fund may incur additional expenses to seek recovery.

         The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

         The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a fund, the fund may retain the security if PMC or the sub-advisor thinks it is in the best interest of shareholders.

Initial Public Offerings ("IPOs")

         An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

         When a fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in IPOs on the fund's performance probably will decline, which could reduce the fund's performance. Because of the price volatility of IPO shares, a fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the fund's portfolio and lead to increased expenses to the fund, such as commissions and transaction costs. By selling IPO shares, the fund may realize taxable gains it will subsequently distribute to shareholders.

Derivatives

         To the extent permitted by its investment objectives and policies, the Acquiring Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

         Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

         There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Fund may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

         Generally, the Acquiring Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

         -- the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the sub-advisor anticipated;
         -- the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
         --the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment; and
         --the counterparty may fail to perform its obligations.

Convertible Securities

         Convertible securities are fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. The option allows the fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.

         Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

         The Acquiring Fund treats convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Fund may invest in convertible securities without regard to their ratings.

Foreign Investing

         The Acquiring fund may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

         -- companies with their principal place of business or principal office outside the U.S.; and
         -- companies for which the principal securities trading market is outside the U.S.

         Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although the Acquiring Fund seeks the most favorable net results on its portfolio transactions.

         Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If the Acquiring Fund is unable to make intended security purchases due to settlement problems, it may miss attractive investment opportunities. In addition, the Acquiring Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

         With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund's investments in those countries. In addition, a fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to fund investors.

         Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a fund's portfolio. A fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

         A fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

         Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

         -- increased social, political and economic instability;
         -- a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
         -- lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
         -- foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
         -- relatively new capital market structure or market-oriented economy; -- the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
         -- restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
         -- possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

         In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

         Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

         Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Small and Medium Capitalization Companies

         The Acquiring Fund may hold securities of small and medium capitalization companies. Market capitalization is defined as total current market value of a company's outstanding common stock.

         Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

         Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures

         From time to time, as part of its investment strategy, the Acquiring Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that a fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

         There is no limit on the extent to which the funds may take temporary defensive measures. In taking such measures, a fund may fail to achieve its investment objective.

Portfolio Turnover

         "Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

         Funds with high turnover rates (more than 100%) often have higher transaction costs (that are paid by the fund) that may have an adverse impact on fund performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the fund are sold during the year).

         Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


                      INFORMATION ABOUT THE REORGANIZATION

                             Plan of Reorganization

         The Acquired Fund has entered into a Plan of Reorganization with the Acquiring Fund. The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Proxy Statement/Prospectus.

         Under the Plan, the Acquiring Fund will acquire all the assets and assume all the liabilities of the Acquired Fund. We expect that the closing date will be January 5, 2007, assuming shareholder approval of the Plan, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and the Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of Class 1 shares with a total value equal to the total value of the net assets of the Class 1 shares of the Acquired Fund outstanding at the Effective Time of the Reorganization.

         Immediately after the Effective Time of the Reorganization, the Acquired Fund will distribute to its shareholders Class 1 shares of the Acquiring Fund in exchange for all your Acquired Fund Class 1 shares. Acquired Fund shareholders will receive a number of full and fractional Class 1 shares of the Acquiring Fund that are equal in value to the value of the Class 1 shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time of the Reorganization, the Acquired Fund will be dissolved in accordance with applicable law.

         The consummation of the transactions contemplated by the Plan is subject to the approval of the Plan by the shareholders of the Acquired Fund. The Plan may be amended, but no amendment may be made which in the opinion of the Board of Directors would materially adversely affect the interests of the shareholders of the Acquired Fund after they have approved the Plan. The Board of Directors may terminate the Plan at any time before the Effective Time of the Reorganization if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders.

         The Reorganization will not be effected unless the Acquiring Fund first acquires substantially all of the assets of the WMVT Acquired Fund.

         Under the Plan, the expenses of the Reorganization (other than trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible) will be borne by PMC. The portfolio repositioning may result in the realization of taxable capital gains which will be distributed to shareholders of the affected Acquired Fund prior to its Reorganization. Expenses expected to be incurred in connection with the Reorganization include, but are not limited to, accountants' fees, legal fees, registration fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents.

         If the Plan is not approved by the shareholders of the Acquired Fund or is not consummated for any other reason, the Board will consider other possible courses of action. The Board, including all the Independent Directors, recommends that shareholders vote FOR the Proposal.

                         Reasons for the Reorganization

         The Reorganization will permit PVC to substitute for the Acquired Fund an Acquiring Fund that the Board believes will better serve the interests of shareholders. The Acquiring Fund is a new fund, which has investment objectives and strategies that are identical to those of the WMVT Acquired Fund and are substantially similar to those of the Acquired Fund. Accordingly, after the Reorganization, it should be reasonable for shareholders to have the same investment expectations. The persons responsible for the day-to-day management of the WMVT Acquired Fund will be responsible for the day-to-day management of the Acquiring Fund. This is important to keep in mind because, for the one-and five-year periods ended December 31, 2005 as well as since each Fund's inception, the WMVT Acquired Fund has generated performance results that are superior to the returns of the Acquired Fund. Although past performance is no guarantee of future results, shareholders may want to compare the performance record of the Acquired Fund to the WMVT Acquired Fund's performance record because that information will provide an indication of the risks of investing in the Funds. Moreover, Acquired Fund shareholders may benefit from the Acquiring Fund's larger asset base resulting from the addition of the WMVT Acquired Fund's assets. As a result of the Reorganization, the Acquiring Fund may have improved prospects for growth, may operate more efficiently and may have greater potential for attendant reductions in overall expenses.

                    Board Consideration of the Reorganization

         The Board of Directors, including the Directors who are not "interested persons" (as defined in the 1940 Act) of the Acquired Fund (the "Independent Directors"), considered the Reorganization at meetings held on August 16, 2006, August 25, 2006 and September 11, 2006. The Board considered information about the Reorganization presented by PMC, and the Independent Directors were assisted by independent legal counsel and an independent consultant. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the September 11, 2006 meeting, the Board of Directors unanimously approved the Reorganization after concluding that the Acquired Fund's participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

         In determining whether to approve the Reorganization and recommend its approval to shareholders, the Board of Directors made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1) the substantial similarity of the investment objectives, strategies and risks of the Acquired Fund and the Acquiring Fund and any changes with respect thereto that will result from the Reorganization;

(2)      the absence of any difference between the Funds' fundamental policies;

(3) where applicable, estimated explicit trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible;

(4) expense ratios and available information regarding the fees and expenses of the Acquired Fund and the Acquiring Fund, including information regarding the impact of PMC's agreement to cap the total expenses of Class 1 shares of the Acquiring Fund through February 28, 2008;

(5) comparative investment performance of and other information pertaining to the Acquired Fund and the WMVT Acquired Fund, which is expected to be the survivor of the Reorganization for accounting and performance reporting purposes;

(6) the potential effect on the Acquired Fund's shareholders of investing in a larger asset pool and the potential effect on the portfolio management of the Acquiring Fund of such a larger asset base;

(7) the prospects for growth and for achieving economies of scale, of the Acquired Fund in combination with the Acquiring Fund as combined with the WMVT Acquired Fund;

(8) the absence of any material differences in the rights of shareholders of the Acquired Fund and the Acquiring Fund;

(9) the financial strength, investment experience and resources of the sub-advisor to the Acquiring Fund;

(10) the fact that all costs of the Reorganization, other than trading costs associated with portfolio securities transactions, would be borne by PMC;

(11) any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;

(12) the direct or indirect federal income tax consequences of the Reorganization, including the expected tax-free nature of the Reorganization, the impact of any federal income tax loss carryforwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund, where applicable;

(13) the fact that the Reorganization will not result in any dilution of Acquired Fund shareholder values;

(14) the terms and conditions of the Plan, including the provision that terminates the Reorganization in the event that the WMVT Acquired Fund does not first reorganize into the Acquiring Fund pursuant to the WMVT Fund Reorganization; and

(15)     possible alternatives to the Reorganization.

         The Board's decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1) it should be reasonable for shareholders to have the same investment expectations after the Reorganization because the investment objectives, policies and risks of the Acquired and Acquiring Fund are substantially similar;

(2) WMA, as sub-advisor to the Acquiring Fund, may be expected to provide investment advisory services and personnel of at least the same quality as those provided by Principal Global, the sub-advisor to the Acquired Fund, and Principal - REI and Spectrum, the Acquired Fund's sub-sub-advisors;

(3) the WMVT Acquired Fund, which has a substantially larger asset base than the Acquired Fund and is expected to be reorganized into the Acquiring Fund pursuant to the WMVT Fund Reorganization, has investment objectives and strategies that are identical to those of the Acquiring Fund and has produced performance results that are comparable to those of the Acquired Fund for the one-year period ended June 30, 2006 and significantly outperformed the Acquired Fund over the three- and five-year time periods ended June 30, 2006, although no assurance can be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization; and

(4) the Acquiring Fund has the same advisory fee rate and, with a larger asset base assuming consummation of the WMVT Fund Reorganization, is expected to have a lower overall expense ratio than the Acquired Fund.

                   Description of the Securities to Be Issued

         PVC is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. The Acquiring Fund is a separate series of PVC, and the Class 1 shares of the Acquiring Fund to be issued in connection with the Reorganization, along with the other classes of shares of that Acquiring Fund, represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.

         All shares of PVC have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board of Directors has determined affects the interests of only a particular series or class.

         Shares of the Acquiring Fund, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

                         Federal Income Tax Consequences

         As a condition to the consummation of the Reorganization, PVC will have received an opinion from Dykema Gossett PLLC substantially to the effect that, based upon the facts and assumptions stated therein, for federal income tax purposes: (1) the Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code; (2) no gain or loss will be recognized by the Acquired Fund or the Acquiring Fund upon the transfer of the assets and liabilities, if any, of the Acquired Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund; (3) no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of such Acquired Fund's shares solely for shares of the Acquiring Fund; (4) the holding period and tax basis of the shares of the Acquiring Fund received by each holder of shares of the Acquired Fund pursuant to the Reorganization will be the same as the holding period and tax basis of the shares of the Acquired Fund held by the shareholder (provided the shares of the Acquired Fund were held as a capital asset on the date of the Reorganization) immediately prior to the Reorganization; and (5) the holding period and tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the holding period and tax basis of those assets to the Acquired Fund immediately prior to the Reorganization.

         The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. The above description of the federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any Contract Owner. Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.


                                 CAPITALIZATION

         The following table shows as of June 30, 2006: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the WMVT Acquired Fund that is proposed to be reorganized into the Acquiring Fund pursuant to the WMVT Fund Reorganization; (iii) the capitalization of the Acquiring Fund; and (iv) pro forma combined capitalization of the Acquired Fund, the WMVT Acquired Fund and the Acquiring Fund as if the Reorganization had occurred as of that date. As of June 30, 2006, the Acquired Fund had outstanding one class of shares. As of June 30, 2006, the WMVT Acquired Fund had outstanding two classes of shares: Class 1 and Class 2. The Acquiring Fund will commence operations at the effective time of the WMVT Fund Reorganization, which is scheduled to occur immediately before the Reorganization, and will first issue its shares in connection with the WMVT Fund Reorganization.

                                                               Net Asset         Shares
                                            Net Assets           Value        Outstanding
                                          (000s omitted)       Per Share     (000s omitted)

(1)  Equity Income Account      --Class 1     $125,531           $10.18          12,331
(Acquired Fund)                 --Class 2            --                --            --
                                --Total        125,531                           12,331

(2)  WMVT Equity Income Fund    --Class 1     $271,718           $17.33          15,680
(WMVT Acquired Fund)            --Class 2       53,343            17.22           3,098
                                --Total        325,061                           18,778

(3)  Equity Income Account I    --Class 1            --                --            --
(Acquiring Fund)                --Class 2            --                --            --
                                --Total              --                --            --

(4)  Equity Income Account I    --Class 1     $397,249           $17.33          22,924
(Acquiring Fund)                --Class 2       53,343            17.22           3,098
(Pro forma assuming combination --Total        450,592                           26,022
 of (1), (2) and (3))

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

                           Multiple Classes of Shares

         The Board of Directors of PVC has adopted an 18f-3 Plan for both of the Funds. Under these plans, the Acquired Fund currently offers Class 1 shares. The Acquiring Fund will first issue Class 1 and Class 2 shares in connection with the WMVT Fund Reorganization. Class 1 and Class 2 shares are the same except for differences in class expenses, including any 12b-1 fees. Additional share classes may be offered in the future.

                                Pricing of Shares

         The net asset value ("NAV") per share of the Acquired Fund, which has only one class of shares, is calculated by:

o taking the current market value of the total assets of the Fund; o subtracting liabilities of the Fund; and o dividing the remainder by the total number of shares outstanding.

         The NAV per share of the Acquiring Fund, which has multiple classes of shares, is calculated by:

o taking the current market value of the total assets of the Fund; o subtracting liabilities of the Fund; o dividing the remainder proportionately into the classes of the Fund; o subtracting the liabilities of each class; and o dividing the remainder by the total number of outstanding shares of that class.

         If current market values are not readily available for a security owned by a Fund, the fair value of the security is determined by, or under procedures established by and under the supervision of the Board of Directors. Fair value pricing is applied when reliable market quotations are unavailable, including when the closing price of portfolio securities primarily traded in foreign markets is deemed to be substantially inaccurate at the close of the NYSE.

                           Dividends and Distributions

         Distributions of net investment income (i.e., all income other than capital gains) and of net realized capital gains on securities is determined separately for each Fund. Dividends and distributions paid by a Fund will be automatically reinvested (at current net asset value) in additional full and fractional shares of that Fund. Each Fund declares and pays dividends and distributes any net realized capital gains annually. Distributions of any net short-term capital gains earned by a Fund are distributed no less frequently than annually at the discretion of the Board of Directors.

         Immediately prior to the Effective Time of the Reorganization, the Acquired Fund will pay a dividend or dividends that, together with all previous dividends, will have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward).

                       Purchases and Redemptions of Shares

        Shares of the Acquired Fund are offered only to Separate Accounts of Principal Life and, after the Reorganization, shares of the Acquiring Fund will be offered to Separate Accounts of Principal Life and other insurance companies for the purpose of providing investment choices under the variable annuity and variable life insurance contracts issued through these insurance companies. Shares of the Acquiring Fund will also be offered to qualified retirement plans after the Reorganization. The Funds reserve the right to refuse any order for the purchase of shares, including those by exchange.

        Shares of the Funds are sold in a continuous offering. Net purchase payments under the Contracts are placed in one or more of the sub-accounts or divisions of the Separate Accounts and are invested in the shares of the Funds corresponding to such sub-accounts or divisions. Shares of the Funds are purchased and redeemed at NAV without sales or redemption charges. For each day on which a Fund's NAV is calculated, each Separate Account transmits to PVC any orders to purchase or redeem shares of the Funds based on purchase payments; redemption (surrender) requests; and transfer requests from Contract Owners, annuitants, or beneficiaries which are priced that day. Purchases and redemptions are effected at the NAV next determined after receipt by PVC of a properly completed purchase or redemption order. All purchase and redemption orders are processed in accordance with applicable regulations. PVC may suspend redemptions, if permitted under the 1940 Act, for any period during which the NYSE is closed, when trading is restricted by the SEC, or when the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of shareholders.

        Frequent Trading and Marketing Timing (Abusive Trading Practices)

         Neither the Acquired Fund nor the Acquiring Fund is intended for "market timing" or other forms of abusive short-term trading. If the Funds are used for short-term trading, shareholders could suffer adverse effects, including increased transaction costs and dilution of investment returns to the detriment of all shareholders. Frequent trading can cause a portfolio manager to maintain larger cash positions than desired, unplanned portfolio turnover, and increased broker/dealer commissions or other transaction costs and can trigger taxable capital gains. In addition, some frequent traders attempt to exploit perceived valuation inefficiencies that can occur if the valuation of a fund's portfolio securities does not reflect conditions as of the close of the NYSE, which is the time as of which a fund's NAV per share is determined. For example, the closing price of securities primarily trading in markets that close prior to the NYSE may not reflect events that occurred after the close of that market. This type of arbitrage activity can dilute a fund or portfolio's NAV per share for long-term investors.

         Certain funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.

         The Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of shares of the PVC Funds. The PVC Funds have adopted procedures to "fair value" foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the funds. The Board has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the funds.

         As the PVC Funds are, at the present time, available only through variable annuity or variable life contracts issued by Principal Life, PVC must rely on Principal Life to monitor customer trading activity and to identify and take action against excessive trading. If PVC or Principal Life deems excessive trading practices to be occurring, action will be taken that may include, but is not limited to the following:
     --Rejecting  exchange  instructions  from the  shareholder  or other person authorized by the shareholder to direct exchanges;
     --Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
     --Limiting the dollar amount of an exchange  and/or the number of exchanges during a year;
     --Requiring a holding period of a minimum of 30 days before permitting exchanges among the PVC Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
     --Taking such other action as directed by the PVC.

         PVC has reserved the right to accept or reject, without prior written notice, any exchange requests.

         While PVC's policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that PVC or Principal Life will identify and prevent abusive trading in all instances and no assurances that such practices will not occur. When PVC does identify abusive trading, it will apply PVC's policies and procedures in a fair and uniform manner. If PVC is not able to identify abusive trading practices, the abuses described above may negatively impact the funds. In addition, PVC may not have sufficient information to prevent market timing, especially with respect to accounts held in the names of financial intermediaries ("omnibus accounts").

                               VOTING INFORMATION

         Voting procedures. PVC is furnishing this Proxy Statement/Prospectus to you in connection with the solicitation on behalf of the Board of proxies to be used at the Meeting. The Board is asking permission to vote for you. If you complete and return the enclosed proxy ballot, the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy's exercise by: (i) sending written notice to the Secretary of Principal Variable Contracts Fund, Inc. at Principal Financial Group, Des Moines, Iowa 50392-0200, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

         Voting rights. Only shareholders of record at the close of business on October 6, 2006 (the "Record Date") are entitled to vote. You are entitled to one vote on each matter submitted to the shareholders of the Acquired Fund for each share of the Acquired Fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a "Majority of the Outstanding Voting Securities," which is a term defined in the 1940 Act to mean, with respect to the Acquired Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Acquired Fund present at the meeting of the Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or
(2) more than 50% of the outstanding voting securities of the Acquired Fund.

         The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading "Outstanding Shares and Share Ownership" in this Proxy Statement/Prospectus.

         Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a Meeting, and shares subject to Mirror Voting (as defined below) are counted for purposes of determining a quorum. Abstentions are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a Proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a Proposal.

         In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a Proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the affected Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

         Contract Owner Voting Instructions. Shares of PVC Funds are sold to Separate Accounts of Principal Life and are used to fund Contracts. Each Contract Owner whose Contract is funded by a registered Separate Account is entitled to instruct Principal Life as to how to vote the shares attributable to his or her Contract and can do so by marking voting instructions on the voting instruction card enclosed with this Proxy Statement/Prospectus and then signing, dating and mailing the voting instruction card in the envelope provided. If a card is not marked to indicate voting instructions, but is signed, dated and returned, it will be treated as an instruction to vote the shares in favor of the Proposal. Principal Life will vote the shares for which it receives timely voting instructions from Contract Owners in accordance with those instructions and will vote those shares for which it receives no timely voting instructions for and against approval of a proposal, and as an abstention, in the same proportion as the shares for which it receives voting instructions. Shares attributable to amounts invested by Principal Life will be voted in the same proportion as votes cast by Contract Owners ("Mirror Voting"). Accordingly, there are not expected to be any "broker non-votes."

         Solicitation procedures. PVC intends to solicit proxies by mail. Officers or employees of PVC, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by PMC for their out-of-pocket expenses. PVC has retained the services of a professional proxy soliciting firm, Computershare Fund Services, to assist in soliciting proxies and estimate that the cost of such services will be approximately
$-----------------.

         Expenses of the Meetings. The expenses of the Meeting will be treated as an expense related to the Reorganization and will be paid by PMC.

                     OUTSTANDING SHARES AND SHARE OWNERSHIP

     As of the Record Date, the number of shares of the Acquired Fund outstanding and entitled to vote was ___________________.

         As of the Record Date, the Directors and officers of PVC together owned less than 1% of the outstanding shares of the Acquired Fund.

         As of the Record Date, the following persons owned of record, or were known by PVC to own beneficially, 5% or more of the outstanding shares the Acquired Fund:

                                                          Percentage of
    Name/Address of Shareholder                             Ownership




                              FINANCIAL STATEMENTS

         The financial highlights of the Acquired Fund contained in the PVC Prospectus are incorporated by reference into this Proxy Statement/Prospectus, and the financial statements of the Acquired Fund incorporated by reference into the Statement of Additional Information, have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm.

         The unaudited financial highlights of the Acquired Fund as of June 30, 2006 are incorporated by reference to the Semi-Annual Report to Shareholders of the PVC Funds for the six-month period ended June 30, 2006.

                                  LEGAL MATTERS

         Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Michael D. Roughton, Esq., Counsel to PVC. Certain tax consequences of the Reorganization will be passed upon by Dykema Gossett PLLC, 400 Renaissance Center, Detroit, Michigan 48243.

                                OTHER INFORMATION

         The Board does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement/Prospectus. If any other matters properly come before the Meeting, the shares represented by proxies will be voted in accordance with the best judgment of the person or persons voting the proxies.

         PVC is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PVC Fund must be received by PVC a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.


                       BY ORDER OF THE BOARD OF DIRECTORS

November ___, 2006
Des Moines, Iowa

                                   APPENDIX A

                             PLAN OF REORGANIZATION

                           Equity Income Account I and
                              Equity Income Account

         The Board of Directors of Principal Variable Contracts Fund, Inc., a Maryland corporation (the "Fund"), deems it advisable that the Equity Income Account I of the Fund (the "Acquiring Fund") and the Equity Income Account of the Fund (the "Acquired Fund") engage in the reorganization described below.

         The Acquired Fund will transfer to the Acquiring Fund, and the Acquiring Fund will acquire from the Acquired Fund, all of the assets of the Acquired Fund on the Closing Date and will assume from the Acquired Fund all of the liabilities of the Acquired Fund in exchange for the issuance of the number of Class 1 shares of the Acquiring Fund determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund and in exchange for all of the Acquired Fund's outstanding shares. The Acquired Fund will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by the Acquired Fund in proper form prior to the Closing Date shall be fulfilled by the Acquired Fund. Redemption requests received by the Acquired Fund thereafter will be treated as requests for redemption of those shares of the Acquiring Fund allocable to the shareholder in question.

         The Acquired Fund will declare to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, for the current taxable year through the Closing Date.

         On the Closing Date, the Acquiring Fund will issue to the Acquired Fund a number of full and fractional Class 1 shares of the Acquiring Fund, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of the shares of the Acquired Fund. The aggregate value of the net assets of the Acquired Fund and the Acquiring Fund shall be determined in accordance with the then current Prospectus of the Acquiring Fund as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.

         The transactions contemplated in this Plan shall not be effected unless the Acquiring Fund has previously acquired substantially all the assets of the Equity Income Fund of WM Variable Trust (the "WM Acquisition") and shall be effected immediately after the WM Acquisition. For purposes of the preceding paragraph, the aggregate net assets of the Acquiring Fund shall mean the aggregate net assets of the Acquiring Fund after the WM Acquisition.

         The closing of the transactions contemplated in this Plan (the "Closing") shall be held at the offices of Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392-2080 at 3:00 p.m. Central Time on January 5, 2007, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the "Closing Date."

         In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for the Acquiring Fund or the Acquired Fund to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed or to such other date determined by fund management.

         As soon as practicable after the Closing, the Acquired Fund shall (a) distribute on a pro rata basis to the shareholders of record of the Acquired Fund at the close of business on the Closing Date the Class 1 shares of the Acquiring Fund received by the Acquired Fund at the Closing in exchange for all of the Acquired Fund's outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund's Articles of Incorporation.

         For purposes of the distribution of shares of the Acquiring Fund to shareholders of the Acquired Fund, the Acquiring Fund shall credit on its books an appropriate number of Class 1 shares to the account of each shareholder of the Acquired Fund. No certificates will be issued for shares of the Acquiring Fund. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of the Acquired Fund, shall be deemed for all purposes of the Fund's Articles of Incorporation and Bylaws to evidence the appropriate number of Class 1 shares of the Acquiring Fund to be credited on the books of the Acquiring Fund in respect of such shares of the Acquired Fund as provided above.

         Prior to the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list setting forth the assets to be assigned, delivered and transferred to the Acquiring Fund, including the securities then owned by the Acquired Fund and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by the Acquiring Fund pursuant to this Plan.

         All of the Acquired Fund's portfolio securities shall be delivered by the Acquired Fund's custodian on the Closing Date to the Acquiring Fund or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of the Acquiring Fund or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from the Acquired Fund's account at its custodian to the Acquiring Fund's account at its custodian. If on the Closing Date the Acquired Fund is unable to make good delivery to the Acquiring Fund's custodian of any of the Acquired Fund's portfolio securities because such securities have not yet been delivered to the Acquired Fund's custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and the Acquired Fund shall deliver to the Acquiring Fund's custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to the Acquiring Fund, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers' confirmations, as may be reasonably required by the Acquiring Fund.

         This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of the Acquired Fund and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of the Acquired Fund no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of the Acquired Fund.

         Except as expressly provided otherwise in this Plan, Principal Management Corporation will pay or cause to be paid all out-of-pocket fees and expenses incurred by the Acquired Fund and the Acquiring Fund in connection with the transactions contemplated under this Plan, including, but not limited to, accountants' fees, legal fees, registration fees, printing expenses, transfer taxes (if any) and the fees of banks and transfer agents.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its President or Vice President as of the ___ day of _________, 2006.

PRINCIPAL VARIABLE CONTRACTS               PRINCIPAL VARIABLE CONTRACTS
FUND, INC.                                 FUND, INC.
on behalf of the following Acquired Fund:  on behalf of the following Acquiring Fund:
     Equity Income Account                      Equity Income Account I


By: ________________________________       By: ________________________________
       Ralph C. Eucher                            Michael J. Beer
       President                                  Executive Vice President

Principal Management Corporation agrees to the provisions set forth in the last paragraph of this Plan.

PRINCIPAL MANAGEMENT CORPORATION


By:_________________________________
      Ralph C. Eucher
      President

                                   APPENDIX B

                              DEBT SECURITY RATINGS

Standard & Poor's Ratings Group ("S&P")

Commercial Paper:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1."

Bonds:

AAA               Debt rated AAA has the highest rating assigned by S&P.
                  Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC
     -CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody's Investors Service, Inc. ("Moody's")

Commercial Paper:

P-1               The rating P-1 is the highest  commercial  paper rating assigned by Moody's.  Issuers rated  P-1  (or  related  supporting  institutions)  have  a  superior  capacity  for
                  repayment  of  short-term  promissory   obligations.   P-1  repayment  capacity  will
                  normally  be  evidenced  by  the  following   characteristics:   (1)  leading  market
                  positions  in  established  industries;  (2) high rates of return on funds  employed;
                  (3) conservative  capitalization  structures with moderate reliance on debt and ample asset  protection;  (4) broad margins in earnings coverage of fixed financial charges and high  internal cash  generation;  and (5) well  established  access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions.
                  Ample alternative liquidity is maintained.

Bonds:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

                           [VOTING INSTRUCTIONS FORM]
                    Principal Variable Contracts Fund, Inc.
                          Des Moines, Iowa 50392-0200

                      GIVE YOUR VOTING INSTRUCTIONS TODAY!

               SPECIAL MEETING OF SHAREHOLDERS DECEMBER 15, 2006
                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                             EQUITY INCOME ACCOUNT

With respect to the proposal listed on the reverse side of this form, the Board of Directors of Principal Variable Contracts Fund, Inc. ("PVC") is soliciting your instructions for voting shares of the Equity Income Account, a series of PVC, that are attributable to your variable contract and held by Principal Life Insurance Company ("Principal Life"). Principal Life will vote the shares in accordance with your instructions at a Special Meeting of Shareholders of the Equity Income Account to be held on December 15, 2006 at 10:00 a.m. Central Time, and at any adjournments thereof. In the discretion of Principal Life, votes also will be authorized for such other matters as may properly come before the meeting.

Check the appropriate box on the reverse of this form, date this form and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus, both dated November ___, 2006. If you complete, sign and return the form, Principal Life will vote as you have instructed. If you simply sign and return the form, it will be voted FOR the proposal. If your instructions are not received, votes will be cast in proportion to the instructions received from all other contractowners with a voting interest in the Equity Income Account.

NOTE: Please sign exactly as your name appears on this form. Please mark, sign, date and mail your form in the enclosed postage paid envelope. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

___________________________________        ______________________________

Signature                                  Signature (if held jointly)

___________________________________ , 2006

Date

The Board of Directors unanimously recommends that you vote FOR the Proposal.

Please mark your choices by filling in the appropriate boxes below. Sign and return the ballot as soon as possible in the enclosed envelope.

PROPOSAL


                                                                                                                 For Against Abstain
1.  Approval of a Plan of Reorganization providing for the reorganization of the Equity Income Account into the [ ]   [  ]    [  ]
   Equity Income Account I

                                     PART B


                            INFORMATION REQUIRED IN
                     A STATEMENT OF ADDITIONAL INFORMATION

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
                                680 8[th] Street
                          Des Moines, Iowa 50392-0200


                      STATEMENT OF ADDITIONAL INFORMATION

                           Dated:  November __, 2006


      This Statement of Additional Information is available to the shareholders of the Equity Income Account (the "Acquired Fund"), in connection with the proposed reorganization of the Acquired Fund into the Equity Income Account I (the "Acquiring Fund"), each of which is a separate series of Principal Variable Contracts Fund, Inc. (the "Reorganization").

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated November __, 2006, relating to the Special Meeting of Shareholders of the Acquired Fund to be held on December 15, 2006. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392-2080, or by calling toll free at 1-800-247-4123.



      This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission ("SEC"):

(1) The Statement of Additional Information of Principal Variable Contracts Fund, Inc. ("PVC") dated October __, 2006, as filed on Form N- 14 on October 5, 2006, except the pro forma financial statements and accompanying notes that are included in this Statement of Additional Information;

(2) The financial statements of the Acquired Fund included in PVC's Annual Report to Shareholders for the fiscal year ended December 31, 2005, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed with the SEC on Form N-CSR on February 21, 2006; and

(3) The unaudited financial statements of the Acquired Fund included in PVC's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2006, as filed with the SEC on Form N-CSRS on August 25, 2006.

      The documents referred to above are available upon request and without charge by calling 1-800-247-4123.

                         PRO FORMA FINANCIAL STATEMENTS
Introductory Paragraph

      On September 11, 2006, the Board of Directors of Principal Variable Contracts Fund, Inc. approved a Plan of Reorganization whereby, subject to approval by the shareholders of the Equity Income Account (the "Acquired Fund"), the Equity Income Account I (the "Acquiring Fund") will acquire all the assets of the Acquired Fund, subject to the liabilities of the Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Fund (the "Reorganization").

      Shown below are unaudited pro forma financial statements for the combined Acquiring Fund, assuming the Reorganization had been consummated as of June 30, 2006. The first table presents pro forma Statements of Assets and Liabilities for the combined Acquiring Fund. The second table presents pro forma Statements of Operations for the combined Acquiring Fund. The third table presents a pro forma Schedule of Investments for the combined Acquiring Fund.

      The Reorganization is contingent upon the Acquiring Fund first acquiring substantially all of the assets of WMVT Equity Income Fund, a series of WM Variable Trust ("WMVT Acquired Fund"). The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of the WMVT Acquired Fund, the Acquired Fund, and the Acquiring Fund at June 30, 2006. The unaudited pro forma statements of operations reflect the results of operations of the WMVT Acquired Fund, the Acquired Fund and the Acquiring Fund for the twelve months ended June 30, 2006. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at June 30, 2006.

      Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund incorporated by reference in the Statement of Additional Information.

                                                           Statements of Assets and Liabilities
                                                                 June 30, 2006 (unaudited)
                                                                      (in thousands)
                       ------------------------------------------------------------------------------------------------------------
                         WMVT Equity            PVC Equity              PVC Equity          Pro Forma       Combined PVC Equity
                         Income Fund          Income Account         Income Account I      Adjustments        Income Account I
                       --------------- ----- ---------------------- -------------------- ---------------- -------------------------
Investment in                $293,819                 $133,439                     $  -              $ -                  $427,258
securities--at cost
                       =============== ===== ====================== ==================== ================ =========================
Assets
Investment in
securities--at value         $345,160   (a)           $139,050 (a)                 $  -              $ -                  $484,210(a

Cash                                -                      236                        -                -                       236
Receivables:
   Capital Shares
sold                              239                        -                        -                -                       239
   Dividends and
interest                          434                      372                        -                -                       806
   Investment
securities sold                     -                      642                        -                -                       642

Prepaid expenses                    4                        -                        -                -                         4
Prepaid directors'
expenses                            -                        2                        -                -                         2
                       --------------- ----- ---------------------- -------------------- ---------------- ------------------------
Total Assets                  345,837                  140,302                        -                -                   486,139
Liabilities
Accrued management
and investment
advisory fees                     163                       12                        -                -                       175
Accrued distribution
fees                               10                        -                        -                -                        10
Accrued audit and
legal fees                         19                        -                        -                -                        19
Accrued printing and
postage expense                    15                        -                        -                -                        15
Accrued other
expenses                            3                       10                        -                -                        13
Payables:
   Capital Shares
reacquired                         59                      282                        -                -                       341

   Due to custodian                 3                        -                        -                                          3
   Investment
securities purchased            2,832                    1,984                        -                -                     4,816
Collateral
obligation on
securities loaned,
at value                       17,672                   12,483                        -                -                    30,155
                       --------------- ----- ---------------------- -------------------- ---------------- ------------------------
Total Liabilities              20,776                   14,771                        -                -                    35,547
                       --------------- ----- ---------------------- -------------------- ---------------- ------------------------
Net Assets
Applicable to
Outstanding Shares           $325,061                 $125,531                     $  -              $ -                  $450,592
                       =============== ===== ====================== ==================== ================ ========================

Net Assets Consist
of:
Capital Shares and
additional
paid-in-capital              $259,186                 $122,644                     $  -              $ -                  $381,830
Accumulated
undistributed
(overdistributed)
net investment
income (operating
loss)                           2,797                    2,077                        -                -                     4,874
Accumulated
undistributed
(overdistributed)
net realized gain
(loss)                         11,737                  (4,802)                        -                -                     6,935
Net unrealized
appreciation
(depreciation) of
investments                    51,341                    5,611                        -                -                    56,952
Net unrealized
appreciation
(depreciation) on
translation
     of assets and
liabilities in
foreign currencies                  -                        1                        -                -                         1
                       --------------- ----- ---------------------- -------------------- ---------------- ------------------------
Total Net Assets             $325,061                 $125,531                     $  -              $ -                  $450,592
                       =============== ===== ====================== ==================== ================ ========================

Capital Stock (par
value: $.01 a share):

Shares authorized                   -                  100,000                  200,000                -                   200,000
Net Asset Value Per
Share:
Class 1: Net Assets          $271,718                 $125,531                     $  -              $ -                  $397,249
Shares issued and
outstanding                    15,680                   12,331                        -          (5,087)                    22,924
Net asset value per
share                         $ 17.33                  $ 10.18                                                             $ 17.33
                       =============== ===== ====================== ==================== ================ ========================

Class 2: Net Assets           $53,343                      N/A                     $  -              $ -                   $53,343
Shares issued and
outstanding                     3,098                                                 -                -                     3,098
Net asset value per
share                         $ 17.22                                                                                      $ 17.22
                       =============== ===== ====================== ==================== ================ ========================

(a) Includes fair market value of securities loaned, see "Securities Lending in Pro Forma Notes to Financial Statements.

                               STATEMENT OF OPERATIONS
                  Twelve Months Ended June 30, 2006 (unaudited)
                                 (in thousands)
------------------------------------------------------------------------------------------------------------------------------------
                                      WMVT Equity Income      PVC Equity       PVC Equity       Pro Forma             Combined PVC
                                                                             Income Account                          Equity Income
                                                            Income Account          I          Adjustments             Account I
------------------------------------ --------------------- ----------------- ---------------- ---------------       ----------------
Net Investment Income
(Operating Loss)
Income:
                Dividends                $       6,210         $   3,946        $       -       $       -             $    10,156

                Withholding tax on
                foreign dividends                 (33)             (102)                -               -                   (135)

                Interest                           992               223                -               -                   1,215

                Securities lending                 120                 3                -               -                     123
                                        --------------- ----------------- ---------------- ---------------       -----------------
                          Total Income           7,289             4,070                -               -                  11,359
Expenses:
                Management and
                investment advisory
                fees                             1,749               549                -           (328)   (a)             1,970
                Class 2 shares
                distribution fees                  105                 -                -               -                     105


                Custodian fees                      12                30                -            (12)   (b)                30

                Directors' expense                   6                 6                -              11   (b)                23

                Legal & audit fees                  38                 -                -            (38)   (b)                 -

                Shareholder meeting
                expense                              -                 6                -             (6)   (c)                 -

                Other expenses                      47                 2                -            (47)   (b)                 2
                                        --------------- ----------------- ---------------- ---------------       -----------------
                        Total Expenses           1,957               593                -           (420)                   2,130

                Less: Fees paid
                indirectly                           2                 -                -             (2)   (b)                 -
                                        --------------- ----------------- ---------------- ---------------       -----------------
                    Total Net Expenses           1,955               593                -           (418)                   2,130
                                        --------------- ----------------- ---------------- ---------------       -----------------
                 Net Investment Income
                      (Operating Loss)           5,334             3,477                -             418                   9,229

Net Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currencies
Net realized gain (loss)
from:
                Investment
                transactions                    22,430             4,357                -               -                  26,787

                Foreign currency
                transactions                         -                 2                -               -                       2

Change in unrealized
appreciation/depreciation
of:
                Investments                      1,175             2,218                -               -                   3,393

                Translation of assets
                and liabilities in
                foreign currencies                   -                 1                -               -                       1
                                        --------------- ----------------- ---------------- ---------------       -----------------
Net Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currencies                         23,605             6,578                -               -                  30,183
                                       --------------- -----------------  ---------------- ---------------       -----------------
                         Net Increase
                    (Decrease) in Net
                Assets Resulting from
                           Operations  $       28,939       $    10,055        $       -    $        418             $    39,412
                                       =============== ================= ================ ===============       =================

(a) Management and investment advisory fees decreased to reflect annual percentage rate of Acquiring Fund.

(b) To adjust expenses to reflect the Combined Account's estimated fees and expenses, based on contractual rates or elimination of duplicate services.

(c)  Elimination of nonrecurring expense.

                             Schedule of Investments
                            June 30, 2006 (unaudited)

 WMVT Equity  PVC Equity PVC         Combined                                     WMVT         PVC          PVC         Combined
 Income Fund    Income    Equity                                                   Equity       Equity       Equity
               Account    Income                                                   Income       Income       Income
                         Account I                                                  Fund        Account     Account I
------------ ----------- ------------ --------                                   ----------- ------------ ------------ ----------
 Shares      Shares      Shares     Shares
  Held        Held        Held       Held     92.62%   COMMON STOCKS                Value        Value        Value      Value
                                                                                     (000s)       (000s)       (000s)     (000s)
----------- ----------- ---------- ----------                                       ----------- ------------ -----------------------
                                               0.02%   Advertising Services
                                                       PagesJaunes Groupe SA                        $    90       $    -
         -       2,874          -      2,874                                            $    -                              $    90

                                               1.29%   Aerospace & Defense
                                                       Boeing Co
                                -                                                                         -            -
    36,400           -                36,400                                             2,982                                2,982
                                                       General Dynamics Corp
                     -          -                                                                         -            -
    11,800                            11,800                                               772                                  772
                                                       Northrop Grumman Corp
                     -          -                                                                         -            -
    32,100                            32,100                                             2,056                                2,056
                                                                                    ----------- ------------ -----------------------

                                                                                         5,810            -            -      5,810
                                                                                    ----------- ------------ -----------------------
                                               0.13%   Aerospace & Defense Equipment
                                                       United Technologies Corp
         -       9,400          -      9,400                                                 -          596            -        596

                                               0.18%   Agricultural Operations
                                                       Archer-Daniels-Midland Co
    19,800           -          -     19,800                                               817            -            -        817

                                               0.13%   Appliances
                                                       Whirlpool Corp (a)
                 6,900          -                                                                       570            -
         -                             6,900                                                 -                                  570

                                               0.10%   Applications Software
                                                       Microsoft Corp
         -      20,000          -     20,000                                                 -          466            -        466

                                               0.54%   Athletic Footwear
                                                       Nike Inc
                     -          -                                                                         -
    30,000                            30,000                                             2,430                         -      2,430

                                               0.04%   Auto - Car & Light Trucks
                                                       Bayerische Motoren Werke AG
         -       2,352          -      2,352                                                 -          117            -        117
                                                       Fiat SpA
         -       6,109          -      6,109                                                 -           82            -         82
                                                                                    ----------- ------------ -----------------------

                                                                                                        199            -        199
                                                                                             -
                                                                                    ----------- ------------ -----------------------
                                               0.79%   Auto - Medium & Heavy Duty
                                                      Trucks
                                                       Paccar Inc (a)
                     -          -                                                        3,542                         -      3,542
    43,000                            43,000                                                              -

                                               0.75%   Auto/Truck Parts & Equipment
                                                      Original
                                                       GKN PLC
         -      22,557          -     22,557                                                 -          114            -        114
                                                       Johnson Controls Inc
    39,900           -          -     39,900                                             3,280            -            -      3,280
                                                                                    ----------- ------------ -----------------------

                                                                                         3,280          114            -      3,394
                                                                                    ----------- ------------ -----------------------
                                               0.72%   Beverages - Non-alcoholic
                                                       Coca-Cola Co/The
    54,300      16,000          -     70,300                                             2,336          688            -      3,024
                                                       PepsiCo Inc
         -       3,900          -      3,900                                                 -          234            -        234
                                                                                    ----------- ------------ -----------------------

                                                                                         2,336          922            -      3,258
                                                                                    ----------- ------------ -----------------------
                                               0.64%   Beverages - Wine & Spirits
                                                       Diageo PLC (a)
                     -          -                                                                                      -
    41,700                            41,700                                             2,817            -                   2,817
                                                       C&C Group PLC
         -       9,486          -      9,486                                                 -           82            -         82
                                                                                    ----------- ------------ -----------------------

                                                                                                                       -
                                                                                         2,817           82                   2,899
                                                                                    ----------- ------------ -----------------------
                                               0.88%   Brewery
                                                       Anheuser-Busch Cos Inc
                     -          -
    86,800                            86,800                                             3,957            -            -      3,957

                                               0.08%   Building - Heavy Construction
                                                       NCC AB
         -       4,597          -      4,597                                                 -          111            -        111
                                                       Severfield-Rowen PLC
         -       7,039          -      7,039                                                 -          165            -        165
                                                       Veidekke ASA
         -       2,350          -      2,350                                                 -           78            -         78
                                                                                    ----------- ------------ -----------------------

                                                                                             -          354            -        354
                                                                                    ----------- ------------ -----------------------
                                               0.03%   Building - Residential &
                                                      Commercial
                                                       Hyundai Development Co
         -         950          -        950                                                 -           41            -         41
                                                       Kaufman & Broad SA
         -       1,908          -      1,908                                                 -          104            -        104
                                                                                    ----------- ------------ -----------------------

                                                                                             -          145            -        145
                                                                                    ----------- ------------ -----------------------
                                               0.01%   Building & Construction -
                                                      Miscellaneous
                                                       AM NV (b)(c)
         -      10,366          -     10,366                                                 -           55            -         55

                                               0.05%   Building & Construction
                                                      Products - Miscellaneous
                                                       CSR Ltd
                35,606          -                                                                        89
         -                            35,606                                                 -                         -         89
                                                       Fletcher Building Ltd
         -      24,720          -     24,720                                                 -          138            -        138
                                                                                    ----------- ------------ -----------------------

                                                                                                        227            -        227
                                                                                             -
                                                                                    ----------- ------------ -----------------------
                                               0.40%   Building Products - Cement &
                                                      Aggregate
                                                       Cemex SA de CV
    28,600           -          -     28,600                                             1,629            -            -      1,629
                                                       Semapa-Sociedade de
         -      15,353          -     15,353          Investimento e Gestao                  -          162            -        162
                                                                                    ----------- ------------ -----------------------

                                                                                         1,629          162            -      1,791
                                                                                    ----------- ------------ -----------------------
                                               0.55%   Cellular Telecommunications
                                                       China Mobile Ltd
         -      31,000          -     31,000                                                 -          177            -        177
                                                       LG Telecom Ltd (c)
         -       8,700          -      8,700                                                 -          114            -        114
                                                       Vodafone Group PLC
   102,400           -          -    102,400                                             2,181            -            -      2,181
                                                                                    ----------- ------------ -----------------------

                                                                                         2,181          291            -      2,472
                                                                                    ----------- ------------ -----------------------
                                               0.59%   Chemicals - Diversified
                                                       PPG Industries Inc
    40,100           -          -     40,100                                             2,647            -            -      2,647

                                               0.02%   Circuit Boards
                                                       Elec & Eltek International Co
         -      47,098                47,098          Ltd                                    -          101                     101

                                               0.55%   Coal
                                                       Peabody Energy Corp
    44,700           -          -     44,700                                             2,492            -            -      2,492

                                               1.82%   Commercial Banks
                                                       Alpha Bank AE
         -       4,597          -      4,597                                                 -          115            -        115
                                                       AmSouth Bancorp
         -      31,700          -     31,700                                                 -          838            -        838
                                                       Australia & New Zealand
         -       7,952          -      7,952          Banking Group Ltd                      -          157            -        157
                                                       Banca Popolare di Verona e
         -       3,065          -      3,065          Novara Scrl                            -           82            -         82
                                                       Banco Santander Central
         -      24,102          -     24,102          Hispano SA                             -          352            -        352
                                                       Bank of East Asia Ltd
         -      44,000          -     44,000                                                 -          181            -        181
                                                       Barclays PLC
         -      31,009          -     31,009                                                 -          352            -        352
                                                       BNP Paribas
                 4,212          -                                                                       403
         -                             4,212                                                 -                         -        403
                                                       Colonial BancGroup Inc/The
         -      25,500          -     25,500                                                 -          655            -        655
                                                       Commonwealth Bank of
         -       7,538          -      7,538          Australia                              -          249            -        249
                                                       Credit Agricole SA
         -       3,119          -      3,119                                                 -          119            -        119
                                                       Daegu Bank
                 5,320          -                                                                        95
         -                             5,320                                                 -                         -         95
                                                       Deutsche Bank AG
         -       1,643          -      1,643                                                 -          185            -        185
                                                       DNB NOR ASA
         -      27,200          -     27,200                                                 -          338            -        338
                                                       Fortis
         -       5,442          -      5,442                                                 -          185            -        185
                                                       HBOS PLC
         -       4,784          -      4,784                                                 -           83            -         83
                                                       HSBC Holdings PLC
         -      27,232          -     27,232                                                 -          479            -        479
                                                       Liechtenstein Landesbank
                    90          -                                                                        70            -
         -                                90                                                 -                                   70
                                                       Lloyds TSB Group PLC
         -      22,718          -     22,718                                                 -          223            -        223
                                                       North Fork Bancorporation Inc
    78,500           -          -     78,500                                             2,368            -            -      2,368
                                                       Royal Bank of Canada
         -       4,400          -      4,400                                                 -          179            -        179
                                                       Sanpaolo IMI SpA
         -      13,441          -     13,441                                                 -          238            -        238
                                                       Societe Generale
                 1,600          -                                                                                      -
         -                             1,600                                                 -          236                     236
                                                                                    ----------- ------------ -----------------------

                                                                                         2,368        5,814            -      8,182
                                                                                    ----------- ------------ -----------------------
                                               1.27%   Computers
                                                       Hewlett-Packard Co
    92,300      29,300          -    121,600                                             2,924          928            -      3,852
                                                       International Business
                     -          -                     Machines Corp                                                    -
    24,400                            24,400                                             1,874            -                   1,874
                                                                                    ----------- ------------ -----------------------

                                                                                         4,798          928            -      5,726
                                                                                    ----------- ------------ -----------------------
                                               0.04%   Computers - Peripheral
                                                      Equipment
                                                       GES International Ltd
               267,000                                                                                  174            -
         -                      -    267,000                                                 -                                  174

                                               0.52%   Consumer Products -
                                                      Miscellaneous
                                                       Clorox Co
                     -                                                                                    -            -
    25,100                      -     25,100                                             1,531                                1,531
                                                       Kimberly-Clark Corp
                     -          -                                                                                      -
    13,100                            13,100                                               808            -                     808
                                                                                    ----------- ------------ -----------------------

                                                                                         2,339            -            -      2,339
                                                                                    ----------- ------------ -----------------------
                                               0.02%   Containers - Paper & Plastic
                                                       British Polythene Industries
                 6,763                                                                                   75            -
         -                      -      6,763                                                 -                                   75

                                               1.25%   Cosmetics & Toiletries
                                                       Colgate-Palmolive Co
                     -                                                                                    -            -
    58,300                      -     58,300                                             3,492                                3,492
                                                       Procter & Gamble Co
    38,800           -          -     38,800                                             2,157            -            -      2,157
                                                                                    ----------- ------------ -----------------------

                                                                                         5,649            -            -      5,649
                                                                                    ----------- ------------ -----------------------
                                               0.94%   Data Processing & Management
                                                       Automatic Data Processing Inc
    64,700           -          -     64,700                                             2,934            -            -      2,934
                                                       First Data Corp
                     -          -                                                                                      -
    28,600                            28,600                                             1,288            -                   1,288
                                                                                    ----------- ------------ -----------------------

                                -                                                        4,222            -            -      4,222
                                                                                    ----------- ------------ -----------------------
                                               0.11%   Distribution & Wholesale
                                                       Genuine Parts Co
         -      11,800          -     11,800                                                 -          492            -        492

                                               0.05%   Diversified Financial
                                                      Services
                                                       Acta Holding ASA
         -      52,000          -     52,000                                                 -          165            -        165
                                                       Guoco Group Ltd
         -       6,000          -      6,000                                                 -           71            -         71
                                                                                    ----------- ------------ -----------------------

                                                                                             -          236            -        236
                                                                                    ----------- ------------ -----------------------
                                               4.15%   Diversified Manufacturing
                                                      Operations
                                                       3M Co
    61,000           -          -     61,000                                             4,927            -            -      4,927
                                                       Dover Corp
    33,100           -          -     33,100                                             1,636            -            -      1,636
                                                       Eaton Corp
         -       8,470          -      8,470                                                 -          639            -        639
                                                       General Electric Co
    91,800           -          -     91,800                                             3,026            -            -      3,026
                                                       Honeywell International Inc
                14,600                                                                                  588            -
    53,800                      -     68,400                                             2,168                                2,756
                                                       ITT Industries Inc
    71,400           -          -     71,400                                             3,534            -            -      3,534
                                                       Senior PLC
         -     118,238          -    118,238                                                 -          125            -        125
                                                       Siemens AG
    22,500           -          -     22,500                                             1,954            -            -      1,954
                                                       Wartsila Oyj
         -       2,100          -      2,100                                                 -           88            -         88
                                                                                    ----------- ------------ -----------------------

                                                                                        17,245        1,440            -     18,685
                                                                                    ----------- ------------ -----------------------
                                               0.59%   Diversified Minerals
                                                       Anglo American PLC (a)
   113,200       4,410          -    117,610                                             2,314          181            -      2,495
                                                       BHP Billiton Ltd
         -       4,424          -      4,424                                                 -           95            -         95
                                                       Independence Group NL
                32,900          -                                                                        67
         -                            32,900                                                 -                         -         67
                                                                                    ----------- ------------ -----------------------

                                                                                         2,314          343            -      2,657
                                                                                    ----------- ------------ -----------------------
                                               0.04%   Electric - Distribution
                                                       National Grid PLC
         -      17,500          -     17,500                                                 -          189            -        189


                                               1.65%   Electric - Integrated
                                                       E.ON AG
         -       1,988          -      1,988                                                 -          229            -        229
                                                       Endesa SA
         -       6,316          -      6,316                                                 -          220            -        220
                                                       Enel SpA
         -      18,000          -     18,000                                                 -          155            -        155
                                                       FirstEnergy Corp
         -      14,700          -     14,700                                                 -          797            -        797
                                                       FPL Group Inc (a)
    62,400           -          -     62,400                                             2,582            -            -      2,582
                                                       International Power PLC
                28,411          -                                                                       149            -
         -                            28,411                                                 -                                  149
                                                       PPL Corp
         -      17,660          -     17,660                                                 -          570            -        570
                                                       Progress Energy Inc (a)
    18,900           -          -     18,900                                               810            -            -        810
                                                       Scottish & Southern Energy
                 8,094          -                     PLC                                               172            -
         -                             8,094                                                 -                                  172
                                                       TXU Corp
         -      10,900          -     10,900                                                 -          652            -        652
                                                       Xcel Energy Inc (a)
    57,900           -          -     57,900                                             1,111            -            -      1,111
                                                                                    ----------- ------------ -----------------------

                                                                                         4,503        2,944            -      7,447
                                                                                    ----------- ------------ -----------------------
                                               0.59%   Electric Products -
                                                      Miscellaneous
                                                       Emerson Electric Co
    25,700       6,000          -     31,700                                             2,154          503            -      2,657

                                               1.30%   Electronic Components -
                                                      Semiconductors
                                                       Microchip Technology Inc
    90,000           -          -     90,000                                             3,019            -            -      3,019
                                                       Samsung Electronics Co
     4,100           -          -      4,100                                             1,303            -            -      1,303
                                                       Texas Instruments Inc
                     -                                                                                    -            -
    50,100                      -     50,100                                             1,518                                1,518
                                                                                    ----------- ------------ -----------------------

                                                                                         5,840            -            -      5,840
                                                                                    ----------- ------------ -----------------------
                                               0.04%   Electronic Measurement
                                                      Instruments
                                                       Sartorius AG
         -       4,227          -      4,227                                                 -          165            -        165

                                               0.19%   Electronics - Military
                                                       L-3 Communications Holdings
    11,600           -          -     11,600          Inc                                  875            -            -        875

                                               0.30%   Engineering - Research &
                                                      Development Services
                                                       ABB Ltd
         -       6,871          -      6,871                                                 -           89            -         89
                                                       Fluor Corp
                                -                                                                         -            -
    13,600           -                13,600                                             1,264                                1,264
                                                                                    ----------- ------------ -----------------------

                                                                                         1,264           89            -      1,353
                                                                                    ----------- ------------ -----------------------
                                               0.97%   Fiduciary Banks
                                                       Bank of New York Co Inc/The
    52,000           -          -     52,000                                             1,674            -            -      1,674
                                                       Mellon Financial Corp
    59,300           -          -     59,300                                             2,042            -            -      2,042
                                                       Wilmington Trust Corp
         -      15,300          -     15,300                                                 -          645            -        645
                                                                                    ----------- ------------ -----------------------

                                                                                         3,716          645            -      4,361
                                                                                    ----------- ------------ -----------------------
                                               0.13%   Finance - Commercial
                                                       CIT Group Inc
         -      11,100          -     11,100                                                 -          580            -        580

                                               0.32%   Finance - Credit Card
                                                       Capital One Financial Corp
                     -                                                                                    -            -
    17,100                      -     17,100                                             1,461                                1,461

                                               5.08%   Finance - Investment Banker &
                                                      Broker
                                                       Citigroup Inc
                29,302                                                                                1,414            -
    96,500                      -    125,802                                             4,655                                6,069
                                                       Credit Suisse Group
         -       6,042          -      6,042                                                 -          337            -        337
                                                       D Carnegie AB
         -       8,700          -      8,700                                                 -          159            -        159
                                                       Goldman Sachs Group Inc
    25,700       5,700          -     31,400                                             3,866          857            -      4,723
                                                       JPMorgan Chase & Co
   102,800      42,280          -    145,080                                             4,318        1,776            -      6,094
                                                       Lehman Brothers Holdings Inc
    13,600           -          -     13,600                                               886            -            -        886
                                                       Merrill Lynch & Co Inc
         -      19,200          -     19,200                                                 -        1,336            -      1,336
                                                       Morgan Stanley
                                -                                                                         -            -
    51,000           -                51,000                                             3,224                                3,224
                                                       UBS AG
                   723          -                                                                        79            -
         -                               723                                                 -                                   79
                                                                                    ----------- ------------ -----------------------

                                                                                        16,949        5,958            -     22,907
                                                                                    ----------- ------------ -----------------------
                                               0.95%   Finance - Mortgage
                                                      Loan/Banker
                                                       Countrywide Financial Corp
    54,400           -          -     54,400                                             2,072            -            -      2,072
                                                       Freddie Mac
    37,000           -          -     37,000                                             2,109            -            -      2,109
                                                       Paragon Group of Cos PLC
                 6,940          -                                                                        84
         -                             6,940                                                 -                         -         84
                                                                                    ----------- ------------ -----------------------

                                                                                         4,181           84            -      4,265
                                                                                    ----------- ------------ -----------------------
                                               0.04%   Finance - Other Services
                                                       Hellenic Exchanges Holding SA
         -      11,781          -     11,781          (c)                                    -          190            -        190

                                               0.02%   Financial Guarantee Insurance
                                                       Euler Hermes SA
                   838          -                                                                        92            -
         -                               838                                                 -                                   92

                                               0.85%   Food - Confectionery
                                                       Hershey Co/The (a)
    69,900           -          -     69,900                                             3,850            -            -      3,850

                                               0.34%   Food -
                                                      Miscellaneous/Diversified
                                                       Cadbury Schweppes PLC
    16,200           -          -     16,200                                               629            -            -        629
                                                       General Mills Inc
         -      10,600          -     10,600                                                 -          548            -        548
                                                       Kellogg Co
         -       7,800          -      7,800                                                 -          377            -        377
                                                                                    ----------- ------------ -----------------------

                                                                                                        925            -      1,554
                                                                                           629
                                                                                    ----------- ------------ -----------------------
                                               0.68%   Food - Wholesale &
                                                      Distribution
                                                       Sysco Corp
    99,800           -          -     99,800                                             3,050            -            -      3,050

                                               0.56%   Forestry
                                                       Plum Creek Timber Co Inc
                     -          -                                                          852            -                     852
    24,000                            24,000                                                                           -
                                                       Weyerhaeuser Co
    27,100           -          -     27,100                                             1,687            -            -      1,687
                                                                                    ----------- ------------ -----------------------

                                                                                         2,539                         -      2,539
                                                                                                          -
                                                                                    ----------- ------------ -----------------------
                                               0.18%   Home Decoration Products
                                                       Newell Rubbermaid Inc (a)
                32,100          -                                                                       829
         -                            32,100                                                 -                         -        829

                                               0.42%   Hotels & Motels
                                                       Hilton Hotels Corp
    66,600           -          -     66,600                                             1,883            -            -      1,883

                                               0.01%   Human Resources
                                                       USG People NV
         -         476          -        476                                                 -           36            -         36

                                               0.45%   Industrial Automation &
                                                      Robots
                                                       Rockwell Automation Inc (a)
    19,000       9,000          -     28,000                                             1,368          648            -      2,016

                                               0.53%   Investment Companies
                                                       Allied Capital Corp (a)
    61,800           -          -     61,800                                             1,778            -            -      1,778
                                                       American Capital Strategies
         -      18,800          -     18,800          Ltd                                    -          629            -        629
                                                                                    ----------- ------------ -----------------------

                                                                                         1,778          629            -      2,407
                                                                                    ----------- ------------ -----------------------
                                               1.65%   Investment Management &
                                                      Advisory Services
                                                       Aberdeen Asset Management PLC
         -      21,244          -     21,244                                                 -           60            -         60
                                                       AllianceBernstein Holding LP
    13,000           -          -     13,000                                               795            -            -        795
                                                       Ameriprise Financial Inc
    18,000           -          -     18,000                                               804            -            -        804
                                                       Franklin Resources Inc
    43,000           -          -     43,000                                             3,733            -            -      3,733
                                                       Record Investments Ltd
         -      11,363          -     11,363                                                 -          104            -        104
                                                       T Rowe Price Group Inc
    51,200           -          -     51,200                                             1,936            -            -      1,936
                                                                                    ----------- ------------ -----------------------

                                                                                         7,268          164            -      7,432
                                                                                    ----------- ------------ -----------------------
                                               1.49%   Life & Health Insurance
                                                       Aflac Inc
    75,200           -          -     75,200                                             3,486            -            -      3,486
                                                       AMP Ltd
         -      15,426          -     15,426                                                 -          105            -        105
                                                       Lincoln National Corp
    22,900      14,500          -     37,400                                             1,293          818            -      2,111
                                                       Protective Life Corp
         -       6,300          -      6,300                                                 -          294            -        294
                                                       Prudential Financial Inc
     9,400           -          -      9,400                                               730            -            -        730
                                                                                    ----------- ------------ -----------------------

                                                                                         5,509        1,217            -      6,726
                                                                                    ----------- ------------ -----------------------
                                               0.01%   Lottery Services
                                                       Intralot SA-Integrated Lotter
         -       1,932          -      1,932          Systems                                -           52            -         52

                                               0.86%   Machinery - Construction &
                                                      Mining
                                                       Caterpillar Inc
    48,000           -          -     48,000                                             3,575            -            -      3,575
                                                       Wajax Income Fund
         -       8,200          -      8,200                                                 -          297            -        297
                                                                                    ----------- ------------ -----------------------

                                                                                         3,575          297            -      3,872
                                                                                    ----------- ------------ -----------------------
                                               0.02%   Machinery - General Industry
                                                       MAN AG
         -       1,274          -      1,274                                                 -           92            -         92

                                               5.40%   Medical - Drugs
                                                       Abbott Laboratories
    54,000      12,800          -     66,800                                             2,355          558            -      2,913
                                                       AstraZeneca PLC
                 2,074          -                                                                       125            -
    30,800                            32,874                                             1,842                                1,967
                                                       Bristol-Myers Squibb Co
    80,700           -          -     80,700                                             2,087            -            -      2,087
                                                       CSL Ltd/Australia
                 1,212                                                                                   48            -
         -                      -      1,212                                                 -                                   48
                                                       Eli Lilly & Co
    27,100           -          -     27,100                                             1,498            -            -      1,498
                                                       GlaxoSmithKline PLC
    35,900       4,488          -     40,388                                             2,003          125            -      2,128
                                                       Pfizer Inc
   147,400      88,100          -    235,500                                             3,459        2,068            -      5,527
                                                       Roche Holding AG
    24,500           -          -     24,500                                             2,021            -            -      2,021
                                                       Sanofi-Aventis
                 1,354          -                                                                       132            -
         -                             1,354                                                 -                                  132
                                                       Schering-Plough Corp
    91,600           -          -     91,600                                             1,743            -            -      1,743
                                                       Wyeth
    81,300      15,200          -     96,500                                             3,611          676            -      4,287
                                                                                    ----------- ------------ -----------------------

                                                                                        20,619        3,732            -     24,351
                                                                                    ----------- ------------ -----------------------
                                               0.48%   Medical - Generic Drugs
                                                       Teva Pharmaceutical Industrie
    68,900           -          -     68,900          Ltd                                2,177            -            -      2,177

                                               1.35%   Medical - HMO
                                                       UnitedHealth Group Inc
   136,300           -          -    136,300                                             6,104            -            -      6,104

                                               0.03%   Medical - Hospitals
                                                       Parkway Holdings Ltd
         -      86,000          -     86,000                                                 -          134            -        134

                                               0.41%   Medical - Wholesale Drug
                                                      Distribution
                                                       Cardinal Health Inc
    28,600           -          -     28,600                                             1,840            -            -      1,840

                                               0.94%   Medical Products
                                                       Becton Dickinson & Co
     4,000       6,300          -     10,300                                             2,445          385            -      2,830
                                                       Johnson & Johnson
    23,800           -          -     23,800                                             1,426            -            -      1,426
                                                                                    ----------- ------------ -----------------------

                                                                                         3,871          385            -      4,256
                                                                                    ----------- ------------ -----------------------
                                               0.35%   Metal - Aluminum
                                                       Alcan Inc
    32,600           -          -     32,600                                             1,530            -            -      1,530
                                                       Aluminum of Greece S.A.I.C.
         -       2,647          -      2,647                                                 -           56            -         56
                                                                                    ----------- ------------ -----------------------

                                                                                         1,530           56            -      1,586
                                                                                    ----------- ------------ -----------------------
                                               0.15%   Metal - Diversified
                                                       Freeport-McMoRan Copper & Gol
         -      11,100          -     11,100          Inc (a)                                -          615            -        615
                                                       Zinifex Ltd
         -       9,980          -      9,980                                                 -           74            -         74
                                                                                    ----------- ------------ -----------------------

                                                                                             -          689            -        689
                                                                                    ----------- ------------ -----------------------
                                               0.01%   Metal Processors & Fabricatio
                                                       Martinrea International Inc
         -       4,666          -      4,666          (c)                                    -           32            -         32

                                               0.03%   Miscellaneous Manufacturers
                                                       Fenner Plc
         -      32,343          -     32,343                                                 -          119            -        119

                                               0.05%   Mortgage Banks
                                                       Bradford & Bingley PLC
                25,130          -                                                                       216            -
         -                            25,130                                                 -                                  216

                                               0.02%   Motion Pictures & Services
                                                       CJ Internet Corp
                 3,157          -                                                                        85            -
         -                             3,157                                                 -                                   85

                                               4.51%   Multi-line Insurance
                                                       ACE Ltd
    93,400           -          -     93,400                                             4,725            -            -      4,725
                                                       Allstate Corp/The
    48,000      11,500          -     59,500                                             2,627          629            -      3,256
                                                       Aviva PLC
         -      17,949          -     17,949                                                 -          254            -        254
                                                       AXA SA - Rights (c)
         -       7,314          -      7,314                                                 -            6            -          6
                                                       AXA SA
         -       7,314          -      7,314                                                 -          240            -        240
                                                       CNP Assurances
         -         865          -                                                                                      -
                                         865                                                 -           82                      82
                                                       Hartford Financial Services
    32,500      10,000          -     42,500          Group Inc                          2,750          846            -      3,596
                                                       HCC Insurance Holdings Inc
    43,050           -          -     43,050                                             1,267            -            -      1,267
                                                       Helvetia Patria Holding
         -         277          -        277                                                 -           73            -         73
                                                       ING Groep NV
                 6,657          -                                                                                      -
    53,800                            60,457                                             2,115          262                   2,377
                                                       Loews Corp
    43,500           -          -     43,500                                             1,542            -            -      1,542
                                                       Metlife Inc (a)
    47,700       9,000          -     56,700                                             2,443          461            -      2,904
                                                                                    ----------- ------------ -----------------------

                                                                                        17,469        2,853            -     20,322
                                                                                    ----------- ------------ -----------------------
                                               0.92%   Multimedia
                                                       McGraw-Hill Cos Inc/The
    73,400       9,100          -     82,500                                             3,687          457            -      4,144

                                               0.17%   Music
                                                       V2 Music Holdings PLC -
       250           -          -        250          Warrant (c)(d)                         -            -            -          -
                                                       Warner Music Group Corp
         -      25,500          -     25,500                                                 -          752            -        752
                                                                                    ----------- ------------ -----------------------

                                                                                             -          752            -        752
                                                                                    ----------- ------------ -----------------------
                                               0.45%   Non-hazardous Waste Disposal
                                                       Waste Management Inc
    56,500           -          -     56,500                                             2,028            -            -      2,028

                                               0.10%   Office Supplies & Forms
                                                       Avery Dennison Corp
         -       7,500          -      7,500                                                 -          435            -        435

                                               1.91%   Oil - Field Services
                                                       Baker Hughes Inc
    67,700           -          -     67,700                                             5,541            -            -      5,541
                                                       Peak Energy Services Trust
                14,738                                                                                  162            -
         -                      -     14,738                                                 -                                  162
                                                       Schlumberger Ltd
    40,800           -          -     40,800                                             2,656            -            -      2,656
                                                       Trinidad Energy Services
         -      16,362          -     16,362          Income Trust                           -          262            -        262
                                                                                    ----------- ------------ -----------------------

                                                                                         8,197          424            -      8,621
                                                                                    ----------- ------------ -----------------------
                                               1.03%   Oil & Gas Drilling
                                                       GlobalSantaFe Corp
    67,100           -          -     67,100                                             3,875            -            -      3,875
                                                       Precision Drilling Trust (c)
                 7,900          -                                                                       264
         -                             7,900                                                 -                         -        264
                                                       Rowan Cos Inc (a)
         -      13,600          -     13,600                                                 -          484            -        484
                                                                                    ----------- ------------ -----------------------

                                                                                                        748            -      4,623
                                                                                         3,875
                                                                                    ----------- ------------ -----------------------
                                               5.77%   Oil Company - Integrated
                                                       BP PLC
                    54          -                                                                         1
    22,900                            22,954                                             1,594                         -      1,595
                                                       Chevron Corp
    35,484      33,000          -     68,484                                             2,202        2,048            -      4,250
                                                       ConocoPhillips
    40,860      16,900          -     57,760                                             2,678        1,107            -      3,785
                                                       ENI SpA
         -       6,435          -      6,435                                                 -          189            -        189
                                                       Exxon Mobil Corp
    53,200      66,304          -    119,504                                             3,264        4,068            -      7,332
                                                       Marathon Oil Corp
    77,200      10,900          -     88,100                                             6,431          908            -      7,339
                                                       Occidental Petroleum Corp
         -      12,880          -     12,880                                                 -        1,321            -      1,321
                                                       PetroChina Co Ltd
               169,150          -                                                                       181            -
         -                           169,150                                                 -                                  181
                                                                                    ----------- ------------ -----------------------

                                                                                        16,169        9,823            -     25,992
                                                                                    ----------- ------------ -----------------------
                                               0.47%   Oil Refining & Marketing
                                                       Valero Energy Corp
    31,588           -          -     31,588                                             2,101            -            -      2,101

                                               0.44%   Paper & Related Products
                                                       International Paper Co
    39,900           -          -     39,900                                             1,289            -            -      1,289
                                                       Temple-Inland Inc
                16,000          -                                                                       686            -
         -                            16,000                                                 -                                  686
                                                                                    ----------- ------------ -----------------------

                                                                                         1,289          686            -      1,975
                                                                                    ----------- ------------ -----------------------
                                               0.41%   Pharmacy Services
                                                       Caremark Rx Inc
    36,900           -          -     36,900                                             1,840            -            -      1,840

                                               1.09%   Pipelines
                                                       Enterprise Products Partners
    14,800           -          -     14,800          LP (a)                               368            -            -        368
                                                       Kinder Morgan Energy Partners
    14,400           -          -     14,400          LP                                   662            -            -        662
                                                       Kinder Morgan Inc (a)
    21,500           -          -     21,500                                             2,148            -            -      2,148
                                                       National Fuel Gas Co
         -      24,500          -     24,500                                                 -          861            -        861
                                                       Questar Corp
                 6,500          -                                                                                      -
         -                             6,500                                                 -          523                     523
                                                       Williams Cos Inc
    15,200           -          -     15,200                                               355            -            -        355
                                                                                    ----------- ------------ -----------------------

                                                                                         3,533        1,384            -      4,917
                                                                                    ----------- ------------ -----------------------
                                               0.02%   Power Converter & Supply
                                                      Equipment
                                                       Schneider Electric SA
         -         989          -        989                                                 -          103            -        103

                                               1.17%   Property & Casualty Insurance
                                                       Chaucer Holdings PLC
         -      85,261          -     85,261                                                 -           92            -         92
                                                       Chubb Corp
    26,400       9,408          -     35,808                                             1,317          469            -      1,786
                                                       Dongbu Insurance Co Ltd
         -       2,110          -      2,110                                                 -           53            -         53
                                                       Fidelity National Financial
    81,000           -          -     81,000          Inc                                3,155            -            -      3,155
                                                       QBE Insurance Group Ltd
                 5,081          -                                                                        77            -
         -                             5,081                                                 -                                   77
                                                      Royal & Sun Alliance Insurance
                41,791          -                     Group                                             105
         -                            41,791                                                 -                         -        105
                                                                                    ----------- ------------ -----------------------

                                                                                         4,472          796            -      5,268
                                                                                    ----------- ------------ -----------------------
                                               0.04%   Property Trust
                                                       Centro Properties Group
         -      14,485          -     14,485                                                 -           72            -         72
                                                       Macquarie Leisure Trust Group
                27,716          -                                                                                      -
         -                            27,716                                                 -           51                      51
                                                       Stockland
         -      10,647          -     10,647                                                 -           56            -         56
                                                                                    ----------- ------------ -----------------------

                                                                                             -          179            -        179
                                                                                    ----------- ------------ -----------------------
                                               1.01%   Publicly Traded Investment
                                                      Fund
                                                       iShares Cohen & Steers Realty
         -      54,138          -     54,138          Majors Index Fund (a)                  -        4,534            -      4,534

                                               0.10%   Quarrying
                                                       Vulcan Materials Co
         -       5,800          -      5,800                                                 -          452            -        452

                                               0.02%   Real Estate Magagement &
                                                      Services
                                                       Nexity
                 1,287          -                                                                        75            -
         -                             1,287                                                 -                                   75

                                               0.17%   Real Estate Operator &
                                                      Developer
                                                       Brookfield Properties Corp
    10,500           -          -     10,500                                               338            -            -        338
                                                       FKP Property Group
         -      34,099          -     34,099                                                 -          133            -        133
                                                       New World Development Ltd
         -      94,000          -     94,000                                                 -          155            -        155
                                                       Peet & Co Ltd
         -      39,735          -     39,735                                                 -          119            -        119
                                                                                    ----------- ------------ -----------------------

                                                                                           338          407            -        745
                                                                                    ----------- ------------ -----------------------
                                               4.58%   Regional Banks
                                                       Bank of America Corp
    85,502      62,700          -    148,202                                             4,113        3,016            -      7,129
                                                       PNC Financial Services Group
                13,300                                Inc                                               933            -
    38,500                      -     51,800                                             2,702                                3,635
                                                       SunTrust Banks Inc
                 8,000          -                                                                       610            -
     8,700                            16,700                                               663                                1,273
                                                       US Bancorp
    72,000      37,300          -    109,300                                             2,223        1,152            -      3,375
                                                       Wells Fargo & Co
    78,000           -          -     78,000                                             5,232            -            -      5,232
                                                                                    ----------- ------------ -----------------------

                                                                                        14,933        5,711            -     20,644
                                                                                    ----------- ------------ -----------------------
                                               1.55%   REITS - Apartments
                                                       Archstone-Smith Trust (a)
    22,500      19,000          -     41,500                                             1,145          967            -      2,112
                                                       AvalonBay Communities Inc
         -       8,000          -      8,000                                                 -          885            -        885
                                                       Equity Residential
    29,500      28,500          -     58,000                                             1,320        1,275            -      2,595
                                                       Mid-America Apartment
                10,700          -                     Communities Inc                                                  -
         -                            10,700                                                 -          596                     596
                                                       United Dominion Realty Trust
         -      27,800          -     27,800          Inc                                    -          778            -        778
                                                                                    ----------- ------------ -----------------------

                                                                                         2,465        4,501            -      6,966
                                                                                    ----------- ------------ -----------------------
                                               0.51%   REITS - Diversified
                                                       Duke Realty Corp
    12,200           -          -     12,200                                               429            -            -        429
                                                       Vornado Realty Trust (a)
    10,000       9,000          -     19,000                                               976          878            -      1,854
                                                                                    ----------- ------------ -----------------------

                                                                                         1,405          878            -      2,283
                                                                                    ----------- ------------ -----------------------
                                               0.31%   REITS - Healthcare
                                                      Health Care Property Investors
                     -          -                     Inc (a)                                             -            -
    26,900                            26,900                                               719                                  719
                                                       Ventas Inc
         -      20,300          -     20,300                                                 -          688            -        688
                                                                                    ----------- ------------ -----------------------

                                                                                           719          688            -      1,407
                                                                                    ----------- ------------ -----------------------
                                               0.83%   REITS - Hotels
                                                       Equity Inns Inc
         -      23,900          -     23,900                                                 -          396            -        396
                                                       Host Hotels & Resorts Inc
    90,300      34,300          -    124,600                                             1,975          750            -      2,725
                                                       Sunstone Hotel Investors Inc
                20,400          -                                                                       593            -
         -                            20,400                                                 -                                  593
                                                                                    ----------- ------------ -----------------------

                                                                                         1,975        1,739                   3,714
                                                                                                                       -
                                                                                    ----------- ------------ -----------------------
                                               0.57%   REITS - Mortgage
                                                       Arbor Realty Trust Inc
         -      30,700          -     30,700                                                 -          769            -        769
                                                       CapitalSource Inc (a)
         -      23,000          -     23,000                                                 -          540            -        540
                                                       Gramercy Capital Corp/New
         -      49,200          -     49,200          York                                   -        1,274            -      1,274
                                                                                    ----------- ------------ -----------------------

                                                                                             -        2,583            -      2,583
                                                                                    ----------- ------------ -----------------------
                                               0.80%   REITS - Office Property
                                                       BioMed Realty Trust Inc
         -      22,956          -     22,956                                                 -          687            -        687
                                                       Boston Properties Inc
         -      11,600          -     11,600                                                 -        1,049            -      1,049
                                                       Equity Office Properties
         -      17,100          -     17,100          Trust                                  -          624            -        624
                                                       Kilroy Realty Corp
                10,800          -                                                                       780
         -                            10,800                                                 -                         -        780
                                                       SL Green Realty Corp
         -       4,200          -      4,200                                                 -          460            -        460
                                                                                    ----------- ------------ -----------------------

                                                                                                      3,600            -      3,600
                                                                                             -
                                                                                    ----------- ------------ -----------------------
                                               0.90%   REITS - Regional Malls
                                                       General Growth Properties Inc
    11,700           -          -     11,700                                               527            -            -        527
                                                       Macerich Co/The
     7,900           -          -      7,900                                               555            -            -        555
                                                       Simon Property Group Inc
    12,400      23,600          -     36,000                                             1,028        1,957            -      2,985
                                                                                    ----------- ------------ -----------------------

                                                                                         2,110        1,957            -      4,067
                                                                                    ----------- ------------ -----------------------
                                               0.87%   REITS - Shopping Centers
                                                       Developers Diversified Realty
    12,100      16,300          -     28,400          Corp                                 631          851            -      1,482
                                                       Kimco Realty Corp (a)
    17,300      25,000          -     42,300                                               631          912            -      1,543
                                                       Tanger Factory Outlet Centers
         -      11,500          -     11,500          Inc                                    -          372            -        372
                                                       Weingarten Realty Investors
         -      13,700          -     13,700                                                 -          524            -        524
                                                                                    ----------- ------------ -----------------------

                                                                                         1,262        2,659            -      3,921
                                                                                    ----------- ------------ -----------------------
                                               0.20%   REITS - Storage
                                                       Public Storage Inc (a)
                     -                                                                     918            -            -        918
    12,100                      -     12,100

                                               0.94%  REITS - Warehouse & Industrial
                                                       AMB Property Corp
                12,400                                                                                  627            -
    20,300                      -     32,700                                             1,026                                1,653
                                                       EastGroup Properties Inc
                 8,300          -                                                                       387            -
         -                             8,300                                                 -                                  387
                                                       Prologis
    42,000           -          -     42,000                                             2,189            -            -      2,189
                                                                                    ----------- ------------ -----------------------

                                                                                         3,215        1,014            -      4,229
                                                                                    ----------- ------------ -----------------------
                                               0.02%   Rental - Auto & Equipment
                                                       Ashtead Group PLC
                22,610          -                                                                        70            -
         -                            22,610                                                 -                                   70

                                               0.43%   Retail - Apparel & Shoe
                                                       Just Group Ltd
         -      95,949          -     95,949                                                 -          244            -        244
                                                       Nordstrom Inc
    45,500           -          -     45,500                                             1,661            -            -      1,661
                                                       Reitman's Canada Ltd
         -       1,955          -      1,955                                                 -           35            -         35
                                                                                    ----------- ------------ -----------------------

                                                                                         1,661          279            -      1,940
                                                                                    ----------- ------------ -----------------------
                                               0.02%   Retail - Automobile
                                                       Lookers Plc
         -       6,244          -      6,244                                                 -           90            -         90

                                               0.10%   Retail - Building Products
                                                       Home Depot Inc
         -      12,200          -     12,200                                                 -          437            -        437

                                               0.01%   Retail - Catalog Shopping
                                                       N Brown Group PLC
         -       8,404          -      8,404                                                 -           33            -         33

                                               0.28%   Retail - Drug Store
                                                       CVS Corp
    40,700           -          -     40,700                                             1,249            -            -      1,249

                                               0.19%   Retail - Major Department
                                                      Store
                                                       JC Penney Co Inc
         -      12,600          -     12,600                                                 -          851            -        851

                                               0.94%   Retail - Restaurants
                                                       McDonald's Corp
    96,000      30,445          -    126,445                                             3,226        1,023            -      4,249

                                               0.30%   Semiconductor Component -
                                                      Integrated Circuits
                                                       CSR PLC (c)
         -       2,415          -      2,415                                                 -           56            -         56
                                                       Linear Technology Corp (a)
                     -                                                                                    -            -
    38,900                      -     38,900                                             1,303                                1,303
                                                                                    ----------- ------------ -----------------------

                                                                                         1,303           56            -      1,359
                                                                                    ----------- ------------ -----------------------
                                               0.66%   Semiconductor Equipment
                                                       Applied Materials Inc
   178,000           -          -    178,000                                             2,898            -            -      2,898
                                                       ASM Pacific Technology (a)
         -      17,000          -     17,000                                                 -           84            -         84
                                                                                    ----------- ------------ -----------------------

                                                                                         2,898           84            -      2,982
                                                                                    ----------- ------------ -----------------------
                                               0.05%   Shipbuilding
                                                       Aker Yards AS
         -       2,962          -      2,962                                                 -          209            -        209

                                               0.69%   Steel - Producers
                                                       Angang New Steel Co Ltd (a)
         -     162,000          -    162,000                                                 -          153            -        153
                                                       Boehler-Uddeholm AG
                 3,376                                                                                  185            -
         -                      -      3,376                                                 -                                  185
                                                       Rautaruukki OYJ
                 5,300          -                                                                       160            -
         -                             5,300                                                 -                                  160
                                                       Russel Metals
         -       7,100          -      7,100                                                 -          165            -        165
                                                       Tubos Reunidos SA
         -       2,552          -      2,552                                                 -           39            -         39
                                                       United States Steel Corp
    34,100           -          -     34,100                                             2,391            -            -      2,391
                                                                                    ----------- ------------ -----------------------

                                                                                         2,391          702            -      3,093
                                                                                    ----------- ------------ -----------------------
                                               0.07%   Telecommunication Services
                                                       Embarq Corp
     3,885           -          -      3,885                                               159            -            -        159
                                                       Telenor ASA
                10,900                                                                                  133            -
         -                      -     10,900                                                 -                                  133
                                                                                    ----------- ------------ -----------------------

                                                                                           159          133            -        292
                                                                                    ----------- ------------ -----------------------
                                               5.05%   Telephone - Integrated
                                                       Alltel Corp
    91,600           -          -     91,600                                             5,847            -            -      5,847
                                                       AT&T Inc (a)
   155,800      65,606          -    221,406                                             4,345        1,830            -      6,175
                                                       BellSouth Corp
    38,800      35,800          -     74,600                                             1,405        1,296            -      2,701
                                                      Citizens Communications Co (a)
         -      65,340          -     65,340                                                 -          852            -        852
                                                       Sprint Nextel Corp
   129,300           -          -    129,300                                             2,585            -            -      2,585
                                                       Verizon Communications Inc
                     -          -                                                                         -            -
   136,500                           136,500                                             4,571                                4,571
                                                                                    ----------- ------------ -----------------------

                                                                                        18,753        3,978            -     22,731
                                                                                    ----------- ------------ -----------------------
                                               0.97%   Tobacco
                                                       Altria Group Inc
                27,212                                                                                1,998            -
         -                      -     27,212                                                 -                                1,998
                                                       British American Tobacco PLC
                11,520          -                                                                       290            -
         -                            11,520                                                 -                                  290
                                                       Loews Corp - Carolina Group
         -       8,200          -      8,200          (a)                                    -          421            -        421
                                                       Reynolds American Inc (a)
         -      14,390          -     14,390                                                 -        1,660            -      1,660
                                                                                    ----------- ------------ -----------------------

                                                                                             -        4,369            -      4,369
                                                                                    ----------- ------------ -----------------------
                                               0.11%   Tools - Hand Held
                                                       Black & Decker Corp
         -       7,600          -      7,600                                                 -          643            -        643

                                               0.11%   Transport - Marine
                                                       General Maritime Corp (a)
                 9,296          -                                                                       344
         -                             9,296                                                 -                         -        344
                                                       Horizon North Logistics Inc
         -       1,698          -      1,698          (b)(c)                                 -            4            -          4
                                                       Orient Overseas International
                   400          -                     Ltd                                                 1            -
         -                               400                                                 -                                    1
                                                       Smit Internationale NV
         -       1,990          -      1,990                                                 -          140            -        140
                                                                                    ----------- ------------ -----------------------

                                                                                             -          489            -        489
                                                                                    ----------- ------------ -----------------------
                                               0.98%   Transport - Rail
                                                       Burlington Northern Santa Fe
         -       6,700          -      6,700          Corp                                   -          531            -        531
                                                       Norfolk Southern Corp
         -      11,100          -     11,100                                                 -          591            -        591
                                                       Union Pacific Corp
    35,500           -          -     35,500                                             3,300            -            -      3,300
                                                                                    ----------- ------------ -----------------------

                                                                                         3,300        1,122            -      4,422
                                                                                    ----------- ------------ -----------------------
                                               0.87%   Transport - Services
                                                       United Parcel Service Inc
    47,600           -          -     47,600                                             3,919            -            -      3,919

                                               0.04%   Trucking & Leasing
                                                       Mullen Group Income Fund
         -       5,900          -      5,900                                                 -          154            -        154

                                               0.04%   Water
                                                       AWG PLC
         -       7,593          -      7,593                                                 -          169            -        169

                                               0.69%   Wireless Equipment
                                                       Nokia OYJ
   153,000           -          -    153,000                                             3,100            -            -      3,100

----------- ----------- ---------- ------------------ ----------------------------------------- ------------ -----------------------
                                                       TOTAL COMMON STOCKS           $ 317,365    $  99,981               $ 417,346
                                                                                                                       -
----------- ----------- ---------- ------------------ ----------------------------------------- ------------ -----------------------
                                               4.74%   PREFERRED STOCKS
                                               0.03%   Building - Residential &
                                                      Commercial
                                                       Pulte Homes Inc (a)(c)
         -       4,400          -      4,400                                                 -          110            -        110

                                               0.04%   Cellular Telecommunications
                                                       US Cellular Corp
         -       6,800          -      6,800                                                 -          177            -        177

                                               0.39%   Commercial Banks
                                                       ASBC Capital I
                 4,600          -                                                                       117            -
         -                             4,600                                                 -                                  117
                                                       BancorpSouth Capital Trust I
         -       6,600          -      6,600                                                 -          166            -        166
                                                       Banknorth Capital Trust II
         -       7,100          -      7,100                                                 -          179            -        179
                                                       Chittenden Capital Trust I
         -       2,000          -      2,000                                                 -           51            -         51
                                                       Cobank ACB (d)
         -      14,900          -     14,900                                                 -          755            -        755
                                                       Compass Capital III
         -       1,500          -      1,500                                                 -           37            -         37
                                                       Royal Bank of Scotland Group
         -      10,500          -     10,500          PLC - Series N                         -          248            -        248
                                                       Zions Capital Trust B
         -       7,200          -      7,200                                                 -          187            -        187
                                                                                    ----------- ------------ -----------------------

                                                                                             -        1,740            -      1,740
                                                                                    ----------- ------------ -----------------------
                                               0.15%   Diversified Financial
                                                      Services
                                                       Citigroup Capital VII
         -       4,700          -      4,700                                                 -          118            -        118
                                                       Citigroup Capital X
                 2,000                                                                                   45            -
         -                      -      2,000                                                 -                                   45
                                                       Citigroup Capital XI
                15,000          -                                                                       334            -
         -                            15,000                                                 -                                  334
                                                       General Electric Capital Corp
                 3,200          -                     4.500%                                             73
         -                             3,200                                                 -                         -         73
                                                       General Electric Capital Corp
         -         200          -        200          5.875%                                 -            5            -          5
                                                       General Electric Capital Corp
                 4,500          -                     6.625%                                            110            -
         -                             4,500                                                 -                                  110
                                                                                    ----------- ------------ -----------------------

                                                                                             -          685            -        685
                                                                                    ----------- ------------ -----------------------
                                               0.31%   Electric - Integrated
                                                       Alabama Power Co Series II
                29,700          -                                                                       674
         -                            29,700                                                 -                         -        674
                                                       Consolidated Edison Co of New
         -       3,044          -      3,044          York                                   -           76            -         76
                                                       Dte Energy Trust I
         -       3,360          -      3,360                                                 -           85            -         85
                                                       Energy East Capital Trust I
         -       7,315          -      7,315                                                 -          186            -        186
                                                       Entergy Louisiana LLC
                15,320          -                                                                                      -
         -                            15,320                                                 -          383                     383
                                                                                    ----------- ------------ -----------------------

                                                                                             -        1,404            -      1,404
                                                                                    ----------- ------------ -----------------------
                                               0.07%   Fiduciary Banks
                                                       BNY Capital V
         -      13,700          -     13,700                                                 -          309            -        309

                                               0.18%   Finance - Consumer Loans
                                                       HSBC Finance Corp  6.000%
         -      19,400          -     19,400                                                 -          429            -        429
                                                       HSBC Finance Corp  6.360%
         -      10,500          -     10,500                                                 -          258            -        258
                                                       SLM Corp
         -       5,400          -      5,400                                                 -          117            -        117
                                                                                    ----------- ------------ -----------------------

                                                                                             -          804            -        804
                                                                                    ----------- ------------ -----------------------
                                               0.05%   Finance - Credit Card
                                                       Capital One Capital II (c)
         -       8,900          -      8,900                                                 -          225            -        225

                                               0.40%   Finance - Investment Banker &
                                                      Broker
                                                       JP Morgan Chase Capital X
         -       5,200          -      5,200                                                 -          129            -        129
                                                       JP Morgan Chase Capital XI
         -      13,000          -     13,000                                                 -          281            -        281
                                                       Lehman Brothers Holdings
         -       5,000          -      5,000          Capital Trust III                      -          116            -        116
                                                       Lehman Brothers Holdings
         -       5,000          -      5,000          Capital Trust IV                       -          116            -        116
                                                       Lehman Brothers Holdings
         -       7,900          -      7,900          Capital Trust V                        -          174            -        174
                                                       Merrill Lynch Preferred
         -       5,200          -      5,200          Capital Trust I                        -          132            -        132
                                                       Merrill Lynch Preferred
                 7,300          -                     Capital Trust IV                                  183            -
         -                             7,300                                                 -                                  183
                                                       Morgan Stanley Capital Trust
         -      17,400          -     17,400          VI                                     -          415            -        415
                                                       St Paul Capital Trust I
         -      10,800          -     10,800                                                 -          274            -        274
                                                                                    ----------- ------------ -----------------------

                                                                                             -        1,820            -      1,820
                                                                                    ----------- ------------ -----------------------
                                               0.07%  Finance - Mortgage Loan/Banker
                                                       Countrywide Financial Corp
                14,200          -                                                                                      -
         -                            14,200                                                 -          335                     335

                                               0.13%   Finance - Other Services
                                                      ABN AMRO Capital Funding Trust
         -       7,700          -      7,700          V                                      -          168            -        168
                                                      ABN AMRO Capital Funding Trust
         -       6,400          -      6,400          VII                                    -          145            -        145
                                                       National Rural Utilities
                 8,100          -                     Cooperative Finance Corp                          177            -
         -                             8,100          5.950%                                 -                                  177
                                                       National Rural Utilities
                 4,500          -                     Cooperative Finance Corp                          113            -
         -                             4,500          7.400%                                 -                                  113
                                                                                    ----------- ------------ -----------------------

                                                                                                        603            -        603
                                                                                             -
                                                                                    ----------- ------------ -----------------------
                                               0.02%   Financial Guarantee Insurance
                                                       AMBAC Financial Group Inc
                 4,400          -                     5.950%                                             96            -
         -                             4,400                                                 -                                   96

                                               0.07%   Life & Health Insurance
                                                       Delphi Financial Group
                 4,200          -                                                                       108            -
         -                             4,200                                                 -                                  108
                                                       Hartford Life Capital II
                 8,000          -                                                                       203            -
         -                             8,000                                                 -                                  203
                                                                                    ----------- ------------ -----------------------

                                                                                             -          311            -        311
                                                                                    ----------- ------------ -----------------------
                                               0.01%   Money Center Banks
                                                       JPMChase Capital XVI
         -       2,000          -      2,000                                                 -           46            -         46

                                               0.11%   Mortgage Banks
                                                       Abbey National PLC  7.375%;
         -      15,700          -     15,700          Series B                               -          411            -        411
                                                       Abbey National PLC  7.375%
         -       3,100          -      3,100                                                 -           79            -         79
                                                                                    ----------- ------------ -----------------------

                                                                                             -          490            -        490
                                                                                    ----------- ------------ -----------------------
                                               0.52%   Multi-line Insurance
                                                       ACE Ltd
         -       5,900          -      5,900                                                 -          153            -        153
                                                       Aegon NV
                23,000          -                                                                       539
         -                            23,000                                                 -                         -        539
                                                       Hartford Capital III
         -      12,500          -     12,500                                                 -          312            -        312
                                                       ING Groep NV 7.05%
         -      14,800          -     14,800                                                 -          373            -        373
                                                       ING Groep NV 7.20%
         -       4,200          -      4,200                                                 -          107            -        107
                                                       Metlife Inc  6.500%
         -      10,500          -     10,500                                                 -          259            -        259
                                                       XL Capital Ltd  8.000%
         -      23,365          -     23,365                                                 -          592            -        592
                                                                                    ----------- ------------ -----------------------

                                                                                             -        2,335            -      2,335
                                                                                    ----------- ------------ -----------------------
                                               0.08%   Multimedia
                                                       Walt Disney Co
         -      14,700          -     14,700                                                 -          368            -        368

                                               0.11%   Pipelines
                                                       Dominion CNG Capital Trust I
         -       8,300          -      8,300                                                 -          210            -        210
                                                       TransCanada Pipelines Ltd
         -      11,743          -     11,743                                                 -          300            -        300
                                                                                    ----------- ------------ -----------------------

                                                                                             -          510            -        510
                                                                                    ----------- ------------ -----------------------
                                               0.11%   Property & Casualty Insurance
                                                       Arch Capital Group Ltd
                 4,300          -                                                                                      -
         -                             4,300                                                 -          109                     109
                                                       Berkley W R Capital Trust
         -      17,000          -     17,000                                                 -          399            -        399
                                                                                    ----------- ------------ -----------------------

                                                                                             -          508            -        508
                                                                                    ----------- ------------ -----------------------
                                               0.58%   Regional Banks
                                                       BAC Capital Trust IV
                 2,000          -                                                                        44            -
         -                             2,000                                                 -                                   44
                                                       BAC Capital Trust V
                15,000          -                                                                       333            -
         -                            15,000                                                 -                                  333
                                                       BAC Capital Trust VIII
         -       4,800          -      4,800                                                 -          106            -        106
                                                       Comerica Capital Trust I
                 8,500                                                                                  213            -
         -                      -      8,500                                                 -                                  213
                                                       Fleet Capital Trust VII
         -       8,597          -      8,597                                                 -          214            -        214
                                                       Keycorp Capital V
         -       1,600          -      1,600                                                 -           35            -         35
                                                       KeyCorp Capital VIII (c)
         -      13,900          -     13,900                                                 -          341            -        341
                                                       PNC Capital Trust D
         -       2,700          -      2,700                                                 -           60            -         60
                                                       SunTrust Capital IV
         -      19,000          -     19,000                                                 -          470            -        470
                                                       USB Capital IV
                 2,700          -                                                                        68            -
         -                             2,700                                                 -                                   68
                                                       USB Capital V
         -       5,000          -      5,000                                                 -          125            -        125
                                                       USB Capital VI
         -      13,000          -     13,000                                                 -          275            -        275
                                                       Wachovia Corp
                11,200          -                                                                                      -
         -                            11,200                                                 -          295                     295
                                                       Wells Fargo Capital IX
         -       1,300          -      1,300                                                 -           27            -         27
                                                                                    ----------- ------------ -----------------------

                                                                                             -        2,606            -      2,606
                                                                                    ----------- ------------ -----------------------
                                               0.07%   Reinsurance
                                                       Partner Re Capital Trust I
                 9,500          -                                                                       239            -
         -                             9,500                                                 -                                  239
                                                       PartnerRe Ltd - Series D
                 3,700          -                                                                        84            -
         -                             3,700                                                 -                                   84
                                                                                    ----------- ------------ -----------------------

                                                                                             -          323            -        323
                                                                                    ----------- ------------ -----------------------
                                               0.13%   REITS - Diversified
                                                       Duke Realty Corp - Series L
         -      20,200          -     20,200                                                 -          472            -        472
                                                       Vornado Realty Trust - Series
                 4,500          -                     H                                                 106            -
                                       4,500                                                                                    106
                                                                                    ----------- ------------ -----------------------

                                                                                             -          578            -        578
                                                                                    ----------- ------------ -----------------------
                                               0.12%   REITS - Office Property
                                                       Equity Office Properties
         -       4,500          -      4,500          Trust                                  -          115            -        115
                                                      HRPT Properties Trust - Series
         -       9,000          -      9,000          B                                      -          234            -        234
                                                      HRPT Properties Trust - Series
         -       7,900          -      7,900          C                                      -          194            -        194
                                                                                    ----------- ------------ -----------------------

                                                                                             -          543            -        543
                                                                                    ----------- ------------ -----------------------
                                               0.19%   REITS - Shopping Centers
                                                       Federal Realty Investment
         -       6,900          -      6,900          Trust                                  -          176            -        176
                                                       New Plan Excel Realty Trust -
         -       9,400          -      9,400          Series D                               -          464            -        464
                                                       Regency Centers Corp  6.70%
         -       2,000          -      2,000                                                 -           47            -         47
                                                       Regency Centers Corp  7.25%
         -       6,523          -      6,523                                                 -          163            -        163
                                                                                    ----------- ------------ -----------------------

                                                                                             -                         -        850
                                                                                                        850
                                                                                    ----------- ------------ -----------------------
                                               0.06%   REITS - Single Tenant
                                                       Realty Income Corp
                10,800          -                                                                       274
         -                            10,800                                                 -                         -        274

                                               0.12%   REITS - Storage
                                                       Public Storage Inc  6.450%;
         -       2,600          -      2,600          Series F                               -           58            -         58
                                                       Public Storage Inc  6.450%;
         -       7,100          -      7,100          Seriex X                               -          161            -        161
                                                       Public Storage Inc  6.750%;
                 8,000          -                     Series E                                          187            -
         -                             8,000                                                 -                                  187
                                                       Public Storage Inc  7.250%;
         -       2,400          -      2,400          Series I (c)                           -           60            -         60
                                                       Public Storage Inc  7.500%;
         -       2,500          -      2,500          Series T                               -           62            -         62
                                                                                    ----------- ------------ -----------------------

                                                                                             -          528            -        528
                                                                                    ----------- ------------ -----------------------
                                               0.07%   REITS - Warehouse &
                                                      Industrial
                                                       AMB Property Corp; Series M
         -       1,700          -      1,700                                                 -           41            -         41
                                                       First Industrial Realty Trust
         -       7,400          -      7,400          Inc                                    -          182            -        182
                                                       Prologis
         -       1,400          -      1,400                                                 -           74            -         74
                                                                                    ----------- ------------ -----------------------

                                                                                             -          297            -        297
                                                                                    ----------- ------------ -----------------------
                                               0.51%   Special Purpose Entity
                                                       Corporate-Backed Trust
         -       4,500          -      4,500          Certificates - Series DCX              -          107            -        107
                                                       Corporate-Backed Trust
                 1,400                                Certificates - Series JPM                          35            -
         -                      -      1,400                                                 -                                   35
                                                       Corporate-Backed Trust
         -       5,000          -      5,000          Certificates - Series PRU              -          111            -        111
                                                       Corporate-Backed Trust
         -       2,300          -      2,300          Certificates - Series SO               -           59            -         59
                                                       Corporate-Backed Trust
         -       2,500          -      2,500          Certificates - Series WM               -           63            -         63
                                                       Corts Trust for Bellsouth
         -       4,600          -      4,600          Capital Funding                        -          115            -        115
                                                       CORTS Trust for Bellsouth
         -       7,000          -      7,000          Telecommunication                      -          171            -        171
                                                       CORTS Trust for Countrywide
         -       6,100          -      6,100          Capital Trust                          -          154            -        154
                                                       CORTS Trust for General
         -       4,000          -      4,000          Electric Capital (a)                   -           92            -         92
                                                       CORTS Trust for IBM - Series
         -         800          -        800          III                                    -           20            -         20
                                                       CORTS Trust for WR Berkley
                 2,400          -                     Corp                                                             -
         -                             2,400                                                 -           61                      61
                                                       Mississippi Power Capital
         -       6,400          -      6,400          Trust II                               -          159            -        159
                                                       PreferredPlus TR-CCR1
         -      16,400          -     16,400                                                 -          361            -        361
                                                       SATURNS - Series GS; 5.75%
         -       1,500          -      1,500                                                 -           32            -         32
                                                       SATURNS - Series GS4; 6.00%
         -       8,100          -      8,100                                                 -          177            -        177
                                                       SATURNS - Series GS6; 6.00%
                 6,400          -                                                                       140
         -                             6,400                                                 -                         -        140
                                                       SATURNS - Series VZ; 6.13%
         -       4,000          -      4,000                                                 -           87            -         87
                                                       Trust Certificates Series
         -       2,700          -      2,700          2001-2                                 -           67            -         67
                                                       Trust Certificates Series
         -       5,300          -      5,300          2001-3                                 -          127            -        127
                                                       Trust Certificates Series
                 5,900          -                     2001-4                                            142            -
         -                             5,900                                                 -                                  142
                                                                                    ----------- ------------ -----------------------

                                                                                             -        2,280            -      2,280
                                                                                    ----------- ------------ -----------------------
                                               0.04%   Telephone - Integrated
                                                       AT&T Inc
         -       8,000          -      8,000                                                 -          196            -        196
----------- ----------- ---------- ------------------ ----------------------------------------- ------------ -----------------------
                                                       TOTAL PREFERRED STOCKS           $    -    $  21,351       $    -  $  21,351
----------- ----------- ---------- ------------------ ----------------------------------------- ------------ -----------------------
 Principal   Principal  Principal  Principal
    Amount      Amount  mount      mount                                            Value        Value        Value      Value
    (000s)      (000s)     (000s)     (000s)                                            (000s)       (000s)       (000s)     (000s)
----------- ----------- ---------- ----------                                       ----------- ------------ -----------------------
                                               1.26%   BONDS
                                               0.01%   Aerospace & Defense
                                                       Raytheon Co
                $    -     $    -                      6.15%, 11/ 1/2008                             $    -
   $    59                           $    59                                           $    60                         -   $     60

                                               0.13%   Cable TV
                                                       EchoStar Communications Corp
       600           -          -        600                                                                           -
                                                       5.75%, 5/15/2008
                                                                                           591            -                     591

                                               0.20%   Electric - Integrated
                                                      Georgia Power Capital Trust VI
                                                       4.88%, 11/ 1/2042
         -         800          -        800                                                 -          787            -        787
                                                       Texas-New Mexico Power Co
                                                       6.25%, 1/15/2009
       100           -          -        100                                               101            -            -        101
                                                                                    ----------- ------------ -----------------------

                                                                                           101          787            -        888
                                                                                    ----------- ------------ -----------------------
                                               0.06%   Life & Health Insurance
                                                       Great West Life & Annuity
                                                      Insurance Co
                                                       7.15%, 5/16/2046 (d)
         -         250          -        250                                                 -          244            -        244

                                               0.12%   Medical - HMO
                                                       Aetna Inc
                                                       7.875%, 3/ 1/2011
       500           -          -        500                                               539            -            -        539

                                               0.01%   Medical Products
                                                       Baxter International Inc
                                                       7.125%, 2/ 1/2007
        45           -          -         45                                                45            -            -         45

                                               0.02%   Multi-line Insurance
                                                       Lion Connecticut Holdings Inc
                                                       7.125%, 8/15/2006
       100           -          -        100                                               100            -            -        100

                                               0.12%   Oil Company - Integrated
                                                       Phillips 66 Capital Trust II
                                                       8.00%, 1/15/2037
         -         525          -        525                                                 -          550            -        550

                                               0.12%   Pipelines
                                                       KN Capital Trust III
                                                       7.63%, 4/15/2028
         -         650          -        650                                                 -          545            -        545

                                               0.23%   Rental - Auto & Equipment
                                                       Erac USA Finance Co
                                                       7.35%, 6/15/2008
     1,000           -          -      1,000                                             1,027            -            -      1,027

                                               0.24%   Telecommunication Services
                                                       TELUS Corp
                                                       8.00%, 6/ 1/2011
     1,000           -          -      1,000                                             1,084            -            -      1,084
----------- ----------- ---------- ------------------ ----------------------------------------- ------------ -----------------------
                                                       TOTAL BONDS                   $   3,547    $   2,126       $    -  $   5,673
----------- ----------- ---------- ------------------ ----------------------------------------- ------------ -----------------------

                                               0.01%   U.S. GOVERNMEN & GOVERNMENT
                                                      AGENCY OBLIGATIONS
                                                       Federal Home Loan Mortgage
                                                      Corporation (FHLMC)
                                                       6.50%, 9/ 1/2030
        38           -          -         38                                                38            -            -         38
                                                       7.00%, 9/ 1/2030
        17           -          -         17                                                18            -            -         18
                                                                                    ----------- ------------ -----------------------

                                                                                            56            -            -         56
                                                                                                             -----------
----------- ----------- ---------- ------------------ ----------------------------------------- ------------            ------------
                                                       TOTAL U.S. GOVERNMENT &         $    56       $    -       $    -    $    56
                                                      GOVERNMENT AGENCY OBLIGATIONS
----------- ----------- ---------- ------------------ ----------------------------------------- ------------ -----------------------

                                               4.61%   SHORT TERM INVESTMENTS
                                                       Commercial Paper
                                                       Investment in Joint Trading
                                                      Account; HSBC Funding
                                                       5.27%, 7/ 3/2006
         -       3,109          -      3,109                                                 -        3,109            -      3,109
                                                       Other Short Term
                                                       Mellon GSL DBT II Collateral
    17,672           -          -     17,672          Fund (e)                          17,672            -            -     17,672
----------- ----------- ---------- ------------------ ----------------------------------------- ------------ -----------------------
                                                       TOTAL SHORT TERM INVESTMENTS  $  17,672    $   3,109       $    -  $  20,781
----------- ----------- ---------- ------------------ ----------------------------------------- ------------ -----------------------

                                               2.77%   MONEY MARKET FUNDS
                                                      BNY Institutional Cash Reserve
         -      12,483          -     12,483          Fund (e)                               -       12,483            -     12,483
----------- ----------- ---------- ------------------ ----------------------------------------- ------------ -----------------------
                                                       TOTAL MONEY MARKET FUNDS         $    -    $  12,483       $    -  $  12,483
----------- ----------- ---------- ------------------ ----------------------------------------- ------------ -----------------------

                                               1.45%  REPURCHASE AGREEMENTS
                                                      Agreement with Morgan Stanley,
                                                      4.700% dated 06/30/2006, to be
                                                      repurchased at $6,523,000 on
                                                      07/03/2006 (collateralized by
                                                      U.S. Treasury Note, 3.875% due
                                                      01/15/2009, market value
     6,520           -          -      6,520          $6,735,000)                        6,520            -            -      6,520
                                                                                                             -----------
----------- ----------- ---------- ------------------ ----------------------------------------- ------------            ------------
                                                       TOTAL REPURCHASE AGREEMENTS   $   6,520       $    -       $    -  $   6,520
----------- ----------- ---------- ------------------ ----------------------------------------- ------------ -----------------------
                                             107.46%   Total Investments             $ 345,160    $ 139,050       $    -  $ 484,210
                                              -7.46%  Liabilities in Excess of Other
                                                      Assets, Net                     (20,099)     (13,519)            -   (33,618)
                                                                                    ----------- ------------            ------------
                                                                                                             -----------
                                             100.00%   TOTAL NET ASSETS              $ 325,061    $ 125,531       $    -  $ 450,592
                                                                                    =========== ============ =======================

(a)  Security or a portion of the security was on loan at the end of the period.
(b) Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $59 (in thousands) or 0.01% of net assets.
(c)  Non-Income Producing Security.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $999 (in thousands) or 0.22% of net assets.
(e)  Security was purchased with the cash proceeds from securities loans.

  Unrealized Appreciation
 (Depreciation)
  Unrealized Appreciation           $            $
                                   54,799       8,214        $       $
                                                             -      63,013
  Unrealized Depreciation
                                   (3,457)      (2,714)      -      (6,171)
                                   ------------ ------------ ------ ------------
  Net Unrealized Appreciation
 (Depreciation)                    51,342       5,500        -      56,842
  Cost for federal income tax
 purposes                          293,818      133,550      -      427,368

As of June 30, 2006, all securities held by the Acquired Fund and Acquired Account would comply with the investment restrictions of the Acquiring Fund.

                     Pro Forma Notes to Financial Statements
                                  June 30, 2006
                                   (unaudited)

1. Description of the Funds

Equity Income Account I (the "Acquiring Fund"), is a series of Principal Variable Contracts Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2.  Basis of Combination

On September 11, 2006, the Board of Directors of PVC Equity Income Account (the "Acquired Fund") approved a Plan of Reorganization whereby, subject to approval by the shareholders of the PVC Equity Income Account, PVC Equity Income Account I will acquire all the assets of PVC Equity Income Account subject to the liabilities of PVC Equity Income Account, in exchange for a number of shares equal in value to the pro rata net assets of shares of the PVC Equity Income Account (the "Reorganization"). In addition, PVC Equity Income Account I will acquire all of the assets of WMVT Equity Income Fund (a "WMVT Acquired Fund") subject to the liabilities of WMVT Equity Income Fund (the "WMVT Reorganization").

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization and the WMVT Reorganization occurred at June 30, 2006. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of the WMVT Acquired Fund, the Acquired Fund and the Acquiring Fund at June 30, 2006. The unaudited pro forma statements of operations reflect the results of operations of the WMVT Acquired Fund, the Acquired Fund and the Acquiring Fund for the twelve months ended June 30, 2006. The statements have been derived from the funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for the WMVT Acquired Fund, the Acquired Fund and the Acquiring Fund under U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Funds for pre-combination periods will not be restated.

The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring Fund incorporated by reference in the Statement of Additional Information.

Principal Management Corp. has agreed to pay the expenses of the Reorganization so the Principal Variable Contracts Fund, Inc. shareholders will not bear these costs.

3.  Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                  June 30, 2006
                                   (unaudited)

4.  Security Valuation

Investments in securities in the pro forma financial statements are valued in accordance with the descriptions in their respective prospectus and statements of additional information.

The Acquiring Fund values securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the "Manager") under procedures established and periodically reviewed by the Fund's Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Account's net asset values are ordinarily not reflected in the Account's net asset values. If events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Account's net asset values are determined to materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund's Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security's fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

To the extent the Account invests in foreign securities listed on foreign exchanges which trade on days on which the Account does not determine net asset values, for example weekends and other customary national U.S. holidays, the Account's net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Account to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund's Board of Directors as may occasionally be necessary.

Short-term securities are valued at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the Account.

5. Currency Translation

The Acquiring Fund's foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the London Exchange. The identified cost of the Account's holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

6. Repurchase Agreements

The Acquiring Fund may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. When repurchase agreement investments are made as part of the Account's securities lending program, the collateral is in the possession of the Account's lending agent or a third party agent. The collateral is evaluated daily by the lending agent to ensure the value is maintained, at a minimum, in an amount equal to the principal amount plus accrued interest of each repurchase agreement. In the event of default on the obligation to repurchase, the Account has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Account could experience delays in the realization of the collateral.


               Pro Forma Notes to Financial Statements (continued)
                                  June 30, 2006
                                   (unaudited)

7. Securities Lending

The Acquiring Fund may lend portfolio securities to approved brokerage firms to earn additional income. The Account receives collateral (in the form of U.S. government securities, U.S. government agency securities, letters of credit, and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. Cash collateral is usually invested in short-term securities. The market value of loaned securities is determined at the close of business of the Account and any additional required collateral is delivered to the fund on the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.


8. Capital Shares

The pro forma net asset value per share assumes issuance of shares of the Acquiring Fund that would have been issued at June 30, 2006, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of the Acquired Fund, as of June 30, 2006, divided by the net asset value per share of the Acquiring Fund as of June 30, 2006. The pro forma number of shares outstanding, by class, for the combined fund can be found on the statements of assets and liabilities.

9. Pro Forma Adjustments

The accompanying pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on June 30, 2006. The expenses of the Acquired Fund were adjusted assuming the fee structure of the Acquiring Fund was in effect for the twelve months ended June 30, 2006.

10. Distributions

No provision for federal income taxes is considered necessary because each fund is qualified as a "regulated investment company" under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.
The Acquired Fund will distribute substantially all of their net investment income and any realized gains prior to the reorganization date.

                                     PART C

                                OTHER INFORMATION

Item 15.       Indemnification

         Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

        (i) The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

               1. Was committed in bad faith; or

               2. Was the result of active and deliberate dishonesty; or

       (ii) The corporate representative actually received an improper personal benefit in money, property, or services; or

      (iii) In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.

         If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of the Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to
Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of the Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

         The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.


Item 16. Exhibits.

* Unless otherwise stated, all filing references are to File No. 33-59474

1      (1)    (a) Amendment and Restatement of the Articles of Incorporation (filed
                  10/24/2000 and  4/27/06)
              (b) Articles of Amendment (filed 10/5/06 as an exhibit to Form
                  N-14, file no. 333-137812)

                    (1)  Articles Supplementary (filed 2/13/2002)
                    (2)  Articles Supplementary dated 12/15/03 (filed 2/26/2004)
                    (3)  Articles Supplementary dated 6/14/04 (filed 8/27/04)
                    (4) Certificate of Correction of Articles Supplementary dated 10/7/04 (filed 2/24/05)
                    (5)  Articles Supplementary dated 12/13/04 (filed 4/29/05)
                    (6)  Articles  Supplementary (filed 10/5/06 as an exhibit to
                         Form N-14, file no. 333-137812)

2                   By-laws (filed 12/31/03)

3                   Not Applicable

4 Form of Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus).

5                   Included in Exhibits 1 and 2 hereto.

6                (1)  Management Agreement (filed 10/23/97)
                 (2)  First Amendment to Management Agreement (filed 2/12/98)
                 (3)  Second Amendment to Management Agreement (filed 10/24/00)
                 (4)  Third Amendment to Management Agreement (filed 10/24/00)
                 (5)  Fourth Amendment to Management Agreement (filed 12/31/03)
                 (6)  Amended &Restated Management Agreement (filed 12/31/03)
                 (7)  Amended &Restated Management Agreement dated 3/11/04 (filed 6/15/2004)
                 (8)  Amended &Restated Management Agreement dated 6/14/04 (filed 8/27/04)
                 (9)  Amended &Restated Management Agreement dated 12/13/04 (filed 2/24/05)
                 (10)  Amended &Restated Management Agreement dated 9/30/05 (filed 4/27/06)
                 (10)(a) Form of Amended &Restated Investment Management Agreement (filed 10/5/06 as an exhibit to Form N-14, file no. 333-137812)
                 (11)  Investment Service Agreement (filed 10/23/97)
                 (12)  Amended &Restated Investment Service Agreement dated 4/1/04 (filed 6/15/2004)
                 (13)  Sub-Advisory Agreement - Invista (filed 10/23/97)
                 (14)  First Amendment to Sub-Advisory Agreement. (filed 2/12/98)
                 (15)  Second Amendment to Sub-Advisory Agreement. (filed 10/24/00)
                 (16)  Third Amendment to Sub-Advisory Agreement. (filed 10/24/00)
                 (17)  Sub-Advisory Agreement - Morgan Stanley Asset Mgmt. (filed 10/23/97)
                 (18)  Sub-Advisory Agreement - Berger Assoc. (filed 4/13/98)
                 (19)  Sub-Advisory Agreement - Dreyfus Corp. (filed 4/13/98)
                 (20)  Sub-Advisory Agreement - Goldman Sachs (filed 4/13/98)
                 (21)  Sub-Advisory Agreement - JP Morgan (filed 4/13/98)
                 (22)  Sub-Advisory Agreement - Neuberger Berman (filed 4/21/99)
                 (23)  Sub-Advisory Agreement - Janus Capital (filed 4/21/99)
                 (24)  Sub-Advisory Agreement - Duncan-Hurst (filed 10/24/00)
                 (25)  Sub-Advisory Agreement - Turner (filed 10/24/00)
                 (26)  Sub-Advisory Agreement - Bernstein (filed 04/29/02)
                 (27)  Sub-Advisory Agreement - Federated (filed 04/29/02)
                 (28)  6th Amendment. to Sub-Adv. Agreement w/Invista (filed 04/29/02)
                 (29)  2nd Amendment. to Sub-Adv. Agreement w/PCII (filed 04/29/02)
                 (30)  Sub-Advisory Agreement - Putnam (filed 02/13/03)
                 (31)  Amended &Restated Sub-Adv. - Federated dated 11/21/03 (filed 2/26/04)
                 (32)  Sub-Advisory Agreement - Neuberger Berman dated 10/31/03 (filed 2/26/04)
                 (33)  Amended &Restated Sub-Adv. - Dreyfus dated 11/25/03 (filed 2/26/04)
                 (34)  Sub-Advisory Agreement - Grantham, Mayo, Van Otterloo dated 4/1/04 (filed 4/29/04)
                 (35)  Sub-Advisory Agreement - T. Rowe Price dated 3/8/04 (filed 6/15/2004)
                 (36)  Amended &Restate Sub-Adv - PGI dated 4/1/04 (filed 6/15/2004)
                 (37)  Sub-Advisory Agreement - UBS dated 9/30/02 (filed 6/15/2004)
                 (38)  Amended &Restated Sub-Advisory Agreement - Bernstein dated 7/1/04 (filed 8/27/04)
                 (39)  Amended &Restated Sub-Advisory Agreement - MSAM dated 6/30/04 (filed 8/27/04)
                 (40)  Amended &Restated Sub-Advisory Agreement - PGI dated 6/30/04(filed 8/27/04)
                 (41)  Amended &Restated Sub-Advisory Agreement - Neuberger Berman dated 6/30/04 (filed 8/27/04)
                 (42)  Amended &Restated Sub-Advisory Agreement - T. Rowe Price dated 8/24/04 (filed 8/27/04)
                 (43)  Sub-Advisory Agreement - American Century dated 8/18/04 (filed 8/27/04)
                 (44)  Amended &Restated Sub-Advisory Agreement - Morgan Stanley dated 11/25/03 (filed 2/24/05)
                 (45)  Amended &Restated Sub-Advisory Agreement - UBS Global Asset dated 7/8/03 (filed 2/24/05)
                 (46)  Amended &Restated Sub-Advisory Agreement - JP Morgan dated 7/2/03 (filed 2/24/05)
                 (47)  Amended &Restated Sub-Advisory Agreement - Neuberger Berman dated 6/25/03 (filed 2/24/05)
                 (48)  Amended &Restated Sub-Advisory Agreement - PGI dated 3/11/03 (filed 2/24/05)
                 (49)  Sub-Advisory Agreement - Emerald dated 9/1/04 (filed 2/24/05)
                 (50)  Amended &Restated Sub-Advisory Agreement - The Dreyfus Group dated 7/1/04 (filed 2/24/05)
                 (51)  Amended &Restated Sub-Advisory Agreement - Morgan Stanley dated 8/23/04 (filed 2/24/05)
                 (52)  Amended &Restated Sub-Advisory Agreement - Mellon Equity dated 12/22/04 (filed 2/24/05)
                 (53)  Amended &Restated Sub-Advisory Agreement - PGI dated 12/13/04 (filed 2/24/05)
                 (54)  Amended &Restated Sub-Advisory Agreement - JP Morgan dated 1/5/05 (filed 2/24/05)
                 (55)  Sub-Advisory Agreement - Columbus Circle Investors dated 1/5/05 (4/29/05)
                 (56)  Amended &Restated Sub-Advisory Agreement -  TRowe Price dated (08/01/2005) (filed 4/27/06)
                 (57)  Amended &Restated Sub-Advisory Agreement - Mellon Equity dated (08/08/2005) (filed 4/27/06)
                 (58)  Amended &Restated Sub-Advisory Agreement - PGI dated (07/01/2005) (filed 4/27/06)
                 (59)  Amended &Restated Sub-Advisory Agreement - PGI (dated 09/12/2005) (filed 4/27/06)
                 (60)  Amended &Restated Sub-Advisory Agreement - PREI dated (07/01/2005) (filed 4/27/06)
                 (61)  Amended &Restated Sub-Advisory Agreement - PREI dated (09/12/2005) (filed 4/27/06)
                 (62)  Sub-Sub-Advisory Agreement - Post dated (07/01/2005) (filed 4/27/06)
                 (63)  Sub-Sub-Advisory Agreement - PREI dated (07/01/2005) (filed 4/27/06)
                 (64)  Sub-Sub-Advisory Agreement - Spectrum dated (07/01/2005) (filed 4/27/06)
                 (65)  Form of Amended &Restated Sub-Advisory Agreement -Janus Capital Management LLC (filed 10/5/06 as an exhibit to Form N-14, file no. 333-137812)
                 (66)  Form of Sub-Advisory Agreement -Salomon Brothers Asset Management (filed 10/5/06 as an exhibit to Form N-14, file no. 333-137812)
                 (67)  Form of Sub-Advisory Agreement -Oppenheimer Funds, Inc. (filed 10/5/06 as an exhibit to Form N-14, file no.
                       333-137812)
                 (68)  Form of Sub-Advisory Agreement -Capital Guardian Trust Company (filed 10/5/06 as an exhibit to Form N-14, file no. 333-137812)
                 (69)  Form of Sub-Advisory Agreement -Delaware Management Company (filed 10/5/06 as an exhibit to Form N-14, file no. 333-137812)
                 (70)  Form of Sub-Advisory Agreement -Oberweiss Asset Management, Inc. (filed 10/5/06 as an exhibit to Form N-14, file no. 333-137812)
                 (71)  Form of Sub-Advisory Agreement -WM Advisors *

7   (1)         a.   Distribution Agreement (filed 10/24/00)
                b. Amended & Restated Distribution Agreement dated 6/14/04(filed 8/27/04)

8                 Not Applicable

9               Custodian Agreement
                a. Domestic Custodian Agreement (filed 10/23/97) c. Global
                Custodian Agreement (filed 10/23/97)

10              Rule 12b-1 Plan
                a. Form of Distribution Plan and Agreement for Class 2 Shares (filed 10/5/06 as an exhibit to Form N-14, file no.
                   333-137812)

11              Opinion and Consent of counsel, regarding legality of issuance of shares and other matters -*

12              Forms of Opinions and Consents of counsel on tax matters- To be filed by amendment.

13              Not Applicable

14              Consent of Independent Registered Public Accountants
                (a)  Ernst & Young LLP *

15              Not Applicable

16(a)           Powers of Attorney.*

17                  (a)  Prospectus of Principal  Variable  Contracts Fund, Inc.
                         dated May 1, 2006 (filed 6/2/06)

                    (b)  Statement  of  Additional   Information   of  Principal
                         Variable  Contracts Fund, Inc. dated May 1, 2006 (filed
                         6/2/06)

                    (c)  Statement  of  Additional   Information   of  Principal
                         Variable  Contracts  Fund,  Inc. dated October __, 2006
                         (filed 10/5/06)

                    (d)  Annual  Report of Principal  Variable  Contracts  Fund,
                         Inc. for the fiscal year ended December 31, 2005 (filed
                         2/21/06)

                    (e)  Semi-Annual  Report  of  Principal  Variable  Contracts
                         Fund,  Inc.  for the period  ended June 30, 2006 (filed
                         8/25/06)

* Filed Herewith.


Item 17.       Undertakings

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include an opinion of counsel regarding the tax consequences of the proposed reorganization.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Principal Investors Fund, Inc., has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Des Moines and State of Iowa, on the 9th day of October, 2006.

                                   Principal Variable Contracts Fund, Inc.
                                          (Registrant)

                                   By   /s/ R. C. Eucher
                                   R. C. Eucher
                                   Director, President and
                                   Chief Executive Officer

Attest:  /s/ James F. Sager
James F. Sager
Assistant Secretary

     Pursuant  to  the   requirement  of  the  Securities  Act  of  1933,   this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                   Title                                       Date

/s/ R. C. Eucher            Director, President and                     October 9, 2006
R. C. Eucher                Chief Executive Officer
                            (Principal Executive Officer)

 (L. D. Zimpleman)*         Director and Chairman                       October 9, 2006
L. D. Zimpleman                  of the Board

/s/ J. R. Brown             Vice President and                          October 9, 2006
J. R. Brown                 Chief Financial Officer
                            (Principal Accounting Officer)

   (E. A. Ballantine)*      Director                                    October 9, 2006
E. A. Ballantine

   (J. D. Davis)*           Director                                    October 9, 2006
J. D. Davis

   (R. W. Gilbert)*         Director                                    October 9, 2006
R. W. Gilbert

   (M. A. Grimmett)*        Director                                    October 9, 2006
M. A. Grimmett

   (W. C. Kimball)*         Director                                    October 9, 2006
W. C. Kimball

    (F.S. Hirseh)           Director                                    October 9, 2006
F.S. Hirseh

   (B. A. Lukavsky)*        Director                                    October 9, 2006
B. A. Lukavsky

*By    /s/ R. C. Eucher
R. C. Eucher
Director, President and Chief Executive Officer
Pursuant to Powers of Attorney filed herewith.

                                  EXHIBIT INDEX


    Exhibit No.      Description

         4           Form of Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus)

         6(71)       Form of Sub-Advisory Agreement - WM Advisors

        11           Opinion and Consent of counsel regarding legality of issuance of shares and other matters.

        14(a)        Consent of Ernst & Young LLP, Independent Registered Public Accountants.

        16a          Powers of Attorney